Exhibit 99.2

VOYA®

FINANCIAL

Quarterly Investor Supplement

September 30, 2015

This report should be read in conjunction with Voya Financial, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Results for the prior periods reflect revisions to Voya Financial, Inc.’s financial statements to correct an overstatement of liabilities, identified during the second quarter of 2015, related to the embedded derivative in certain guaranteed minimum withdrawal with life payouts products in the Closed Block Variable Annuity segment. The correction was not material to the previously filed quarterly and annual financial statements in the Company’s Quarterly reports on Form 10-Q and Annual reports on Form 10-K. As a result, amendment of such reports is not required. For a further description, please refer to Voya Financial, Inc.’s Quarterly Report on Form 10-Q for the three months ended September 30, 2015, which will be filed on or before November 9, 2015. The revisions are identified on page 48 of this document and all numbers, including related income tax expenses (benefits) have been updated throughout the document.

Voya Financial

Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3-4

Organizational Chart 5

Key Metrics 6

Adjusted Operating Return on Capital and Return on Equity 7

Adjusted Operating Earnings Before Interest, After Income Taxes 8

Operating Revenues and Operating Earnings by Segment 9

Adjusted Operating Earnings by Segment 10

Consolidated Balance Sheets 11

Consolidated Statements of Operations 12

Ongoing Business Sources of Operating Earnings 13

Consolidated Earnings Before Income Taxes 14

Operating Earnings by Segment 15-16

DAC/VOBA Segment Trends 17

Consolidated Assets Under Management/Assets Under Administration 18

Consolidated Capital Structure 19

Retirement

Sources of Operating Earnings 21

Operating Earnings 22

Assets Under Management/Assets Under Administration 23

Assets Under Management Rollforward 24

Annuities

Sources of Operating Earnings 26

Operating Earnings 27

Assets Under Management 28

Assets Under Management Rollforward 29

Investment Management

Sources of Operating Earnings 31

Operating Earnings 32

Key Metrics 33

Account Value Rollforward by Source 34

Account Value by Asset Type 35

Page

Individual Life

Sources of Operating Earnings 37

Operating Earnings 38

Key Metrics 39

Employee Benefits

Sources of Operating Earnings 41

Operating Earnings 42

Key Metrics 43

Corporate

Operating Earnings 45

Closed Blocks

ISP and Other Operating Earnings 47

Closed Block Variable Annuity Income (Loss) Before Income Taxes 48

Closed Block Variable Annuity Death and Living Benefits 49

Assets Under Management Rollforward 50

Investment Information

Portfolio Composition 52

Portfolio Results 53

Alternative Investment Income 54

Unrealized Gains (Losses) 55

Asset Backed Securities 56

RMBS Securities Summary 57

CMBS and Other Asset-Backed Securities Summary 58

Mortgage Loans on Real Estate 59

US and Foreign Corporate Securities 60

Exposure to European Debt - Fixed Maturities and Equity Securities 61

Additional Information

Adjustments to Operating Earnings by Segment 63

Calculation and Reconciliation of ROE and ROC 64

Operating Revenues by Segment 65

Ongoing Business Sources of Earnings Reconciliation 66-68

Fixed Maturity Securities - Businesses Exited Through Reinsurance 69

Financial Ratings 70

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FINANCIAL

Voya Financial Explanatory Note on Non-GAAP Financial Information Page 3 of 70

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings before income taxes is a non-GAAP financial measure and does not replace Net income (loss) as the U.S. GAAP measure of our results of operations. Each segment’s Operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:

?Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”),value of business acquired (“VOBA”), sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

?Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

?Income (loss) related to businesses exited through reinsurance or divestment;

?Income (loss) attributable to noncontrolling interest;

?Income (loss) related to early extinguishment of debt;

?Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

?Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

?Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc. Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items:

?DAC/VOBA and other intangibles unlocking;

?The net gains and losses included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class;

?A gain related to the amendment or recapture of certain reinsurance agreements; and

?Interest expense related to debt in our Corporate segment. We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Businesess. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, see the “Calculation and Reconciliation of ROE and ROC” page in this document In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view. PLAN INVEST PROTECT VOYA ® FINANCIAL

Voya Financial Explanatory Note on Non-GAAP Financial Information Page 4 of 70

Our Closed Block Variable Annuity (“CBVA”) segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment. The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes. Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items:

? Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

?Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread;

?Revenues related to businesses exited through reinsurance or divestment;

?Revenues attributable to noncontrolling interest; and

?Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties. Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment. The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, please refer to the “Operating Revenues and Operating Earnings by Segment” page in this document. We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

?Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

?Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees.

?Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

?Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

?Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

?For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings. For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, please refer to the “Ongoing Business Sources of Earnings” pages in this document. Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

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Voya Financial Organizational Chart Page 5 of 70 Retirement and Investment Solutions Retirement Investment Management Insurance Solutions Corporate Closed Blocks Annuities Individual Life Employee Benefits ?Full service plans ?Recordkeeping services ?Stable value plans ?IRAs ?Brokerage accounts ?Fixed indexed annuities ?Annuity and custodial products ?Retirement, Retail, Institutional Funds ?Fixed Income ?Equity ?Multi-asset strategies and solutions ?Senior bank loans ?Alternatives ?Term life ?Universal life ?Indexed universal life ?Variable universal life ?Stop loss ?Group life ?Voluntary benefits ?Group disability ?Variable Annuity ?Institutional Spread Products ?Other Ongoing Business PLAN INVEST PROTECT VOYA ® FINANCIAL

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Voya Financial
Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Adjusted operating earnings before income taxes - Ongoing Business	**303.1**	**318.8**	**319.3**	**392.8**	**352.0**	**941.2**	**985.1**
Operating earnings before income taxes - Ongoing Business	**210.0**	**311.8**	**324.0**	**421.8**	**330.9**	**845.8**	**954.5**
Operating earnings before income taxes - Total Consolidated	**137.0**	**262.5**	**289.6**	**376.9**	**294.3**	**689.1**	**853.7**
Net income (loss)	**116.2**	**367.1**	**215.7**	**1,319.8**	**522.4**	**699.0**	**1,212.9**
Net income (loss) attributable to noncontrolling interest	75.9	81.9	26.1	(59.0)	116.6	183.9	296.7
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**40.3**	**285.2**	**189.6**	**1,378.8**	**405.8**	**515.1**	**916.2**
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**12,240.4**	**12,746.6**	**12,613.2**	**13,042.5**	**11,818.9**	**12,240.4**	**11,818.9**
Return on Equity							
Ongoing Business adjusted operating return on equity - TTM [(1)(2)]	12.3%	12.6%	12.6%	12.1%	11.2%	12.3%	11.2%
Ongoing Business adjusted operating return on equity - Annualized [(2)]	11.3%	11.8%	11.9%	14.4%	12.3%	11.7%	11.4%
Debt to Capital (Excluding AOCI)	**22.2%**	**21.5%**	**21.8%**	**21.2%**	**22.9%**	**22.2%**	**22.9%**
Per Share							
Total Consolidated Operating earnings per share (Diluted)	0.42	0.78	0.82	0.99	0.75	2.03	2.15
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share:							
Basic	0.18	1.25	0.80	5.65	1.61	2.25	3.58
Diluted	0.18	1.24	0.79	5.60	1.59	2.23	3.55
Book value per share (Excluding AOCI)	56.85	56.33	55.08	53.92	47.97	56.85	47.97
Shares							
Weighted-average common shares outstanding (in millions)							
Basic	221.8	228.3	238.5	244.2	252.6	229.4	256.0
Diluted	223.6	229.8	240.7	246.4	254.4	231.3	258.1
Ending shares outstanding (in millions) [(3)]	215.3	226.3	229.0	241.9	246.4	215.3	246.4
Returned to Shareholders ($)							
Shares repurchased [(3)]	481.5	128.1	630.9	180.7	320.0	1,240.5	609.4
Common dividends	2.2	2.3	2.4	2.4	2.5	6.9	7.7
Total	**483.7**	**130.4**	**633.3**	**183.1**	**322.5**	**1,247.4**	**617.1**

(1) Trailing twelve months calculation

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes 32% tax rate for 2015 and 35% tax rate for 2014.

(3) Does not reflect the $100 million share repurchase arrangement with a third-party financial institution that was entered into on September 23, 2015. The financial institution will deliver shares of the Company's common stock to the Company upon final settlement of the agreement, which will be during the fourth quarter of 2015.

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Voya Financial
Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended September 30, 2015									
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity [5]	Corporate and Other Closed Blocks: DTA [4] [5]	Corporate and Other Closed Blocks: Other	Consolidated
Ending Capital [1]	3,919	1,722	357	2,251	394	8,643	3,195	1,968	1,920	15,726
Average Capital [3]	3,952	1,686	322	2,455	380	8,795	2,776	1,926	2,533	16,030
Adjusted operating earnings before interest and after income taxes	354.4	164.1	125.4	128.0	123.3	895.2	-		(6.7)	888.5
Adjusted Operating Return on Capital	**9.0%**	**9.7%**	**38.9%**	**5.2%**	**32.5%**	**10.2%**	-		**N/M**	**5.5%**
Adjusted Operating Return on Equity [2]						**12.3%**				

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014									
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity [5]	Corporate and Other Closed Blocks: DTA [4] [5]	Corporate and Other Closed Blocks: Other	Consolidated
Ending Capital [1]	3,929	1,660	306	2,513	369	8,777	2,582	2,262	2,937	16,558
Average Capital [3]	3,891	1,694	310	2,781	352	9,028	3,233	283	2,740	15,284
Adjusted operating earnings before interest and after income taxes	356.1	153.1	136.7	147.9	101.9	895.7	-		24.9	920.6
Adjusted Operating Return on Capital	**9.2%**	**9.0%**	**44.2%**	**5.3%**	**28.9%**	**9.9%**	-		**N/M**	**6.0%**
Adjusted Operating Return on Equity [2]						**12.1%**				

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2]Assumes debt-to-capital ratio of approximately 25%, and the actual weighted average pre-tax interest rate for all periods presented. Assumes 32% tax rate for 2015 and 35% tax rate for 2014.

[3] Includes capital impacts related to the Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014.

[4] Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs

[5] Reflects reallocation of approximately $750 million of capital from Closed Block VA to Corporate and Other Closed Blocks during the fourth quarter of 2014 related to Deferred Tax Assets on Closed Block VA Hedge Losses that were not previously offset by a tax valuation allowance. Effective 12/31/2014, all deferred tax assets related to Closed Block VA Hedge Losses (including those previously offset by a tax valuation allowance) along with deferred tax assets related to Federal NOLs, and Non-Life Subgroup Deferred Losses, net of remaining tax valuation allowances related to Federal NOLs will be reflected in the capital allocated to Corporate and Other Closed Blocks

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Voya Financial
Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Twelve Months Ended September 30, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	483.3	244.8	186.5	173.3	179.7	1,267.6	-	(201.6)	1,066.0
Less:									
Interest expense	-	-	-	-	-	-	-	(193.4)	(193.4)
DAC/VOBA and other intangibles unlocking	(44.3)	0.5	-	(38.4)	(4.2)	(86.4)	-	-	(86.4)
Gain on reinsurance recapture [3]	-	-	-	20.0	-	20.0	-	-	20.0
Net gain from Lehman Recovery/LIHTC [1]	-	-	-	-	-	-	-	1.6	1.6
Adjusted operating earnings before interest	**527.6**	**244.3**	**186.5**	**191.7**	**183.9**	**1,334.0**	**-**	**(9.8)**	**1,324.2**
Income tax expense [2]	173.2	80.2	61.1	63.7	60.6	438.8	-	(3.1)	435.7
Adjusted operating earnings before interest and after income taxes	**354.4**	**164.1**	**125.4**	**128.0**	**123.3**	**895.2**	**-**	**(6.7)**	**888.5**

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	517.8	262.0	210.3	237.3	148.9	1,376.3	-	(145.7)	1,230.6
Less:									
Interest expense	-	-	-	-	-	-	-	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking	(30.0)	26.4	-	(10.2)	(7.8)	(21.6)	-	-	(21.6)
Gain on reinsurance recapture [3]	-	-	-	20.0	-	20.0	-	-	20.0
Net gain from Lehman Recovery [1]	-	-	-	-	-	-	-	4.0	4.0
Adjusted operating earnings before interest	**547.8**	**235.6**	**210.3**	**227.5**	**156.7**	**1,377.9**	**-**	**38.3**	**1,416.2**
Income tax expense [2]	191.7	82.5	73.6	79.6	54.8	482.2	-	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**153.1**	**136.7**	**147.9**	**101.9**	**895.7**	**-**	**24.9**	**920.6**

[1] Includes the net gain included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement ("Lehman Recovery") and the losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships ("LIHTC"). Collectively, the Lehman Recovery and LIHTC losses are referred to as "Net gain from Lehman Recovery/LIHTC.

[2] Assumes 32% tax rate for 2015 and 35% tax rate for 2014.

[3] Includes a gain related to the amendment or recapture of certain reinsurance agreements ("Gain on reinsurance recapture").

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Voya Financial
Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Operating Revenues							
Retirement	1,137.3	593.8	600.5	630.3	605.7	2,331.6	1,797.1
Annuities	314.4	310.4	315.6	323.6	344.6	940.4	1,029.8
Investment Management	152.6	158.6	163.1	163.4	168.3	474.3	492.0
Individual Life	670.1	662.9	668.8	646.6	679.1	2,001.8	2,071.2
Employee Benefits	376.7	376.2	370.9	345.7	345.9	1,123.8	1,027.3
Ongoing Business	**2,651.1**	**2,101.9**	**2,118.9**	**2,109.6**	**2,143.6**	**6,871.9**	**6,417.4**
Corporate	14.1	18.6	20.4	19.5	22.9	53.1	71.8
Total Closed Blocks	14.9	16.0	21.9	27.7	25.4	52.8	75.0
Total operating revenues	**2,680.1**	**2,136.5**	**2,161.2**	**2,156.8**	**2,191.9**	**6,977.8**	**6,564.2**
Operating Earnings							
Retirement	80.5	128.4	124.5	149.9	117.2	333.4	367.9
Annuities	50.5	61.0	68.6	64.7	78.3	180.1	197.3
Investment Management	45.6	47.0	46.9	47.0	58.6	139.5	163.3
Individual Life	(10.8)	37.7	43.4	103.0	39.8	70.3	134.3
Employee Benefits	44.2	37.7	40.6	57.2	37.0	122.5	91.7
Ongoing Business	**210.0**	**311.8**	**324.0**	**421.8**	**330.9**	**845.8**	**954.5**
Corporate	(75.6)	(53.3)	(48.2)	(47.7)	(47.1)	(177.1)	(122.7)
Total Closed Blocks	2.6	4.0	13.8	2.8	10.5	20.4	21.9
Total operating earnings before income taxes	**137.0**	**262.5**	**289.6**	**376.9**	**294.3**	**689.1**	**853.7**
Closed Block Variable Annuity	(7.1)	180.5	(29.4)	(317.3)	136.0	144.0	78.1
Net investment gains (losses) and related charges and adjustments	(64.6)	(9.4)	50.4	41.1	43.4	(23.6)	174.0
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(31.7)	24.6	(47.2)	(32.3)	33.4	(54.3)	19.5
Income (loss) related to businesses exited through reinsurance or divestment	(16.4)	(33.3)	(15.4)	(88.0)	(31.9)	(65.1)	(69.3)
Income (loss) attributable to noncontrolling interests	75.9	81.9	26.1	(59.0)	116.6	183.9	296.7
Income (loss) on early extinguishment of debt	(0.2)	(9.9)	-	-	-	(10.1)	-
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	-	-	(372.7)	-	-	-
Other adjustments to operating earnings*	(12.6)	(10.7)	(12.8)	(34.6)	(32.0)	(36.1)	(65.6)
Total non-operating	**(56.7)**	**223.7**	**(28.3)**	**(862.8)**	**265.5**	**138.7**	**433.4**
Income (loss) before income taxes	**80.3**	**486.2**	**261.3**	**(485.9)**	**559.8**	**827.8**	**1,287.1**
Less: Income tax expense (benefit)	(35.9)	119.1	45.6	(1,805.7)	37.4	128.8	74.2
Net income (loss)	**116.2**	**367.1**	**215.7**	**1,319.8**	**522.4**	**699.0**	**1,212.9**
Net income (loss) attributable to noncontrolling interest	75.9	81.9	26.1	(59.0)	116.6	183.9	296.7
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**40.3**	**285.2**	**189.6**	**1,378.8**	**405.8**	**515.1**	**916.2**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial
Adjusted Operating Earnings by Segment

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(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Operating Earnings							
Retirement	80.5	128.4	124.5	149.9	117.2	333.4	367.9
Annuities	50.5	61.0	68.6	64.7	78.3	180.1	197.3
Investment Management	45.6	47.0	46.9	47.0	58.6	139.5	163.3
Individual Life	(10.8)	37.7	43.4	103.0	39.8	70.3	134.3
Employee Benefits	44.2	37.7	40.6	57.2	37.0	122.5	91.7
Ongoing Business	210.0	311.8	324.0	421.8	330.9	845.8	954.5
Corporate	(75.6)	(53.3)	(48.2)	(47.7)	(47.1)	(177.1)	(122.7)
Total Closed Blocks	2.6	4.0	13.8	2.8	10.5	20.4	21.9
Total operating earnings before income taxes	137.0	262.5	289.6	376.9	294.3	689.1	853.7
Adjustments to operating earnings							
Retirement	(48.2)	3.5	(4.2)	4.6	(30.4)	(48.9)	(34.6)
Annuities	(12.9)	5.0	9.5	(1.1)	17.8	1.6	27.5
Investment Management	-	-	-	-	-	-	-
Individual Life	(29.4)	(14.6)	0.1	25.5	(7.1)	(43.9)	(15.7)
Employee Benefits	(2.6)	(0.9)	(0.7)	-	(1.4)	(4.2)	(7.8)
Ongoing Business	(93.1)	(7.0)	4.7	29.0	(21.1)	(95.4)	(30.6)
Corporate	(46.5)	(49.9)	(48.0)	(47.4)	(46.8)	(144.4)	(136.5)
Total Closed Blocks	-	-	-	-	-	-	-
Total adjustments to operating earnings	(139.6)	(56.9)	(43.3)	(18.4)	(67.9)	(239.8)	(167.1)
Adjusted Operating Earnings							
Retirement	128.7	124.9	128.7	145.3	147.6	382.3	402.5
Annuities	63.4	56.0	59.1	65.8	60.5	178.5	169.8
Investment Management	45.6	47.0	46.9	47.0	58.6	139.5	163.3
Individual Life	18.6	52.3	43.3	77.5	46.9	114.2	150.0
Employee Benefits	46.8	38.6	41.3	57.2	38.4	126.7	99.5
Ongoing Business	303.1	318.8	319.3	392.8	352.0	941.2	985.1
Corporate	(29.1)	(3.4)	(0.2)	(0.3)	(0.3)	(32.7)	13.8
Total Closed Blocks	2.6	4.0	13.8	2.8	10.5	20.4	21.9
Total adjusted operating earnings before interest and income taxes	276.6	319.4	332.9	395.3	362.2	928.9	1,020.8

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Voya Financial
Consolidated Balance Sheets

(in millions USD)	Balances as of				
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Assets					
Total investments	91,050.0	88,446.4	93,069.6	90,833.8	89,824.4
Cash and cash equivalents	2,511.1	2,495.5	1,875.4	2,530.9	1,908.5
Assets held in separate accounts	94,721.5	106,330.5	107,039.4	106,007.8	107,059.3
Reinsurance recoverable	7,332.5	7,269.1	7,048.8	7,116.9	6,752.5
Short term investments under securities loan agreement and accrued investment income	1,664.6	1,585.7	1,920.9	1,718.7	1,520.7
Deferred policy acquisition costs, Value of business acquired	4,926.0	5,089.9	4,244.3	4,570.9	4,779.9
Goodwill and other intangible assets	258.6	266.0	276.3	284.4	296.1
Other assets [1]	3,001.1	3,037.7	2,256.3	2,544.1	1,319.7
Assets related to consolidated investment entities	13,245.8	12,064.3	11,294.7	11,323.2	10,842.7
Total Assets	**218,711.2**	**226,585.1**	**229,025.7**	**226,930.7**	**224,303.8**
Liabilities					
Future policy benefits and contract owner account balances	87,874.5	85,593.2	85,666.2	84,951.7	84,085.1
Liabilities related to separate accounts	94,721.5	106,330.5	107,039.4	106,007.8	107,059.3
Funds held under reinsurance agreements	1,017.6	1,027.4	1,162.2	1,159.6	1,136.7
Payables under securities loan agreements, including collateral held	1,881.7	1,251.4	1,971.9	1,445.0	927.1
Long-term debt	3,485.6	3,486.0	3,516.0	3,515.7	3,515.5
Other liabilities [2]	2,946.2	2,678.1	2,967.0	3,093.5	2,874.2
Liabilities related to consolidated investment entities	9,535.5	8,669.6	7,993.9	8,195.9	7,507.7
Total Liabilities	**201,462.6**	**209,036.2**	**210,316.6**	**208,369.2**	**207,105.6**
Shareholders' Equity					
Common stock	2.7	2.7	2.7	2.6	2.6
Treasury stock	(2,052.0)	(1,570.5)	(1,440.7)	(807.0)	(624.2)
Additional paid-in capital	23,593.4	23,674.1	23,654.2	23,650.1	23,621.5
Retained earnings (deficit)	(9,303.7)	(9,359.7)	(9,603.0)	(9,803.2)	(11,181.0)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**12,240.4**	**12,746.6**	**12,613.2**	**13,042.5**	**11,818.9**
Accumulated other comprehensive income	2,045.7	2,109.2	3,531.2	3,103.7	2,820.2
Total Voya Financial, Inc. Shareholders' Equity	**14,286.1**	**14,855.8**	**16,144.4**	**16,146.2**	**14,639.1**
Noncontrolling interest	2,962.5	2,693.1	2,564.7	2,415.3	2,559.1
Total Shareholders' Equity	**17,248.6**	**17,548.9**	**18,709.1**	**18,561.5**	**17,198.2**
Total Liabilities and Shareholders' Equity	**218,711.2**	**226,585.1**	**229,025.7**	**226,930.7**	**224,303.8**

[1] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes

[2] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes

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Voya Financial
Consolidated Statements of Operations

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Revenues							
Net investment income	1,126.7	1,134.0	1,174.6	1,184.7	1,163.6	3,435.3	3,430.1
Fee income	871.8	872.4	899.8	894.5	908.9	2,644.0	2,738.0
Premiums	1,128.8	667.2	608.8	801.0	595.1	2,404.8	1,825.4
Net realized capital gains (losses)	299.1	(0.3)	(259.5)	(513.3)	186.0	39.3	(365.1)
Income (loss) related to consolidated investment entities	186.4	214.7	104.6	32.9	241.5	505.7	625.9
Other revenues	106.7	105.9	102.7	116.0	101.0	315.3	316.8
Total revenues	**3,719.5**	**2,993.9**	**2,631.0**	**2,515.8**	**3,196.1**	**9,344.4**	**8,571.1**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(2,454.8)	(1,449.0)	(1,371.7)	(1,541.7)	(1,732.9)	(5,275.5)	(4,396.2)
Operating expenses	(750.9)	(771.0)	(768.8)	(1,246.6)	(767.3)	(2,290.7)	(2,315.1)
Net amortization of DAC/VOBA	(316.3)	(153.1)	(118.1)	(106.9)	(30.6)	(587.5)	(272.4)
Interest expense	(46.4)	(56.6)	(47.4)	(47.4)	(47.2)	(150.4)	(142.3)
Operating expenses related to consolidated investment entities	(70.8)	(78.0)	(63.7)	(59.1)	(58.3)	(212.5)	(158.0)
Total benefits and expenses	**(3,639.2)**	**(2,507.7)**	**(2,369.7)**	**(3,001.7)**	**(2,636.3)**	**(8,516.6)**	**(7,284.0)**
Income (loss) before income taxes	**80.3**	**486.2**	**261.3**	**(485.9)**	**559.8**	**827.8**	**1,287.1**

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Voya Financial Ongoing Business Sources of Operating Earnings Page 13 of 70 PLAN INVEST PROTECT VOYA ® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Sources of operating earnings before income taxes: Investment spread and other investment income 369.8 372.6 388.6 386.9 394.2 1,131.0 1,118.0 Fee based margin 372.7 383.1 382.0 403.5 389.8 1,137.8 1,156.3 Net underwriting gain (loss) and other revenue 194.8 197.1 191.1 251.0 181.5 582.9 574.5 Administrative expenses (410.6) (425.4) (429.5) (418.0) (404.1) (1,265.4) (1,258.4) Trail commissions (78.6) (81.2) (79.6) (69.0) (73.9) (239.4) (218.7) DAC/VOBA and other intangibles amortization, excluding unlocking (145.0) (127.4) (133.3) (141.6) (135.5) (405.7) (386.6) DAC/VOBA and other intangibles unlocking (93.1) (7.0) 4.7 9.0 (21.1) (95.4) (30.6) Operating earnings before income taxes 210.0 311.8 324.0 421.8 330.9 845.8 954.5

Page 14 of 70

Voya Financial
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Operating revenues							
Net investment income and net realized gains (losses)	934.3	931.8	951.6	967.9	987.4	2,817.7	2,901.4
Fee income	669.9	655.0	660.6	646.7	651.2	1,985.5	1,954.9
Premiums	1,044.9	516.9	518.2	496.6	517.4	2,080.0	1,601.6
Other revenue	31.0	32.8	30.8	45.6	35.9	94.6	106.3
Total operating revenues	**2,680.1**	**2,136.5**	**2,161.2**	**2,156.8**	**2,191.9**	**6,977.8**	**6,564.2**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,714.5)	(1,155.9)	(1,141.8)	(1,109.9)	(1,289.9)	(4,012.2)	(3,672.7)
Operating expenses	(564.3)	(556.9)	(561.3)	(535.2)	(532.9)	(1,682.5)	(1,627.6)
Net amortization of DAC/VOBA	(218.0)	(112.7)	(120.7)	(87.0)	(28.1)	(451.4)	(269.4)
Interest expense	(46.3)	(48.5)	(47.8)	(47.8)	(46.7)	(142.6)	(140.8)
Total operating benefits and expenses	**(2,543.1)**	**(1,874.0)**	**(1,871.6)**	**(1,779.9)**	**(1,897.6)**	**(6,288.7)**	**(5,710.5)**
Operating earnings before income taxes	**137.0**	**262.5**	**289.6**	**376.9**	**294.3**	**689.1**	**853.7**
Adjustments:							
Closed Block Variable Annuity	(7.1)	180.5	(29.4)	(317.3)	136.0	144.0	78.1
Net investment gains (losses) and related charges and adjustments	(64.6)	(9.4)	50.4	41.1	43.4	(23.6)	174.0
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(31.7)	24.6	(47.2)	(32.3)	33.4	(54.3)	19.5
Income (loss) related to businesses exited through reinsurance or divestment	(16.4)	(33.3)	(15.4)	(88.0)	(31.9)	(65.1)	(69.3)
Income (loss) attributable to noncontrolling interests	75.9	81.9	26.1	(59.0)	116.6	183.9	296.7
Income (loss) on early extinguishment of debt	(0.2)	(9.9)	-	-	-	(10.1)	-
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	-	-	(372.7)	-	-	-
Other adjustments to operating earnings*	(12.6)	(10.7)	(12.8)	(34.6)	(32.0)	(36.1)	(65.6)
Total non-operating	**(56.7)**	**223.7**	**(28.3)**	**(862.8)**	**265.5**	**138.7**	**433.4**
Income (loss) before income taxes	**80.3**	**486.2**	**261.3**	**(485.9)**	**559.8**	**827.8**	**1,287.1**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial
Operating Earnings by Segment

(in millions USD)

	Three Months Ended September 30, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	395.1	264.8	0.4	218.8	26.8	905.9	14.4	14.0	934.3
Fee income	180.9	16.0	145.0	307.0	21.0	669.9	-	-	669.9
Premiums	543.6	30.1	-	140.2	330.2	1,044.1	-	0.8	1,044.9
Other revenue	17.7	3.5	7.2	4.1	(1.3)	31.2	(0.3)	0.1	31.0
Total operating revenues	**1,137.3**	**314.4**	**152.6**	**670.1**	**376.7**	**2,651.1**	**14.1**	**14.9**	**2,680.1**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(759.9)	(166.0)	-	(527.5)	(252.7)	(1,706.1)	-	(8.4)	(1,714.5)
Operating expenses	(210.6)	(38.1)	(107.0)	(90.1)	(71.2)	(517.0)	(43.4)	(3.9)	(564.3)
Net amortization of DAC/VOBA	(86.3)	(59.8)	-	(63.3)	(8.6)	(218.0)	-	-	(218.0)
Interest expense	-	-	-	-	-	-	(46.3)	-	(46.3)
Total operating benefits and expenses	**(1,056.8)**	**(263.9)**	**(107.0)**	**(680.9)**	**(332.5)**	**(2,441.1)**	**(89.7)**	**(12.3)**	**(2,543.1)**
Operating earnings before income taxes	**80.5**	**50.5**	**45.6**	**(10.8)**	**44.2**	**210.0**	**(75.6)**	**2.6**	**137.0**

	Three Months Ended September 30, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	393.6	282.3	9.0	226.3	29.1	940.3	22.7	24.4	987.4
Fee income	193.5	15.0	149.5	269.3	23.9	651.2	-	-	651.2
Premiums	0.7	42.7	-	179.1	293.7	516.2	-	1.2	517.4
Other revenue	17.9	4.6	9.8	4.4	(0.8)	35.9	0.2	(0.2)	35.9
Total operating revenues	**605.7**	**344.6**	**168.3**	**679.1**	**345.9**	**2,143.6**	**22.9**	**25.4**	**2,191.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(209.4)	(204.1)	-	(632.8)	(235.7)	(1,282.0)	-	(7.9)	(1,289.9)
Operating expenses	(208.6)	(34.8)	(109.7)	(88.7)	(60.9)	(502.7)	(23.3)	(6.9)	(532.9)
Net amortization of DAC/VOBA	(70.5)	(27.4)	-	82.2	(12.3)	(28.0)	-	(0.1)	(28.1)
Interest expense	-	-	-	-	-	-	(46.7)	-	(46.7)
Total operating benefits and expenses	**(488.5)**	**(266.3)**	**(109.7)**	**(639.3)**	**(308.9)**	**(1,812.7)**	**(70.0)**	**(14.9)**	**(1,897.6)**
Operating earnings before income taxes	**117.2**	**78.3**	**58.6**	**39.8**	**37.0**	**330.9**	**(47.1)**	**10.5**	**294.3**

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Voya Financial
Operating Earnings by Segment

Page 16 of 70

(in millions USD)

	Nine Months Ended September 30, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	1,166.1	795.0	9.9	662.0	81.3	2,714.3	52.6	50.8	2,817.7
Fee income	556.7	47.2	439.5	889.3	52.3	1,985.0	0.5	-	1,985.5
Premiums	558.0	87.2	-	438.2	994.6	2,078.0	(0.1)	2.1	2,080.0
Other revenue	50.8	11.0	24.9	12.3	(4.4)	94.6	0.1	(0.1)	94.6
Total operating revenues	**2,331.6**	**940.4**	**474.3**	**2,001.8**	**1,123.8**	**6,871.9**	**53.1**	**52.8**	**6,977.8**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(1,190.7)	(518.7)	-	(1,513.9)	(768.2)	(3,991.5)	-	(20.7)	(4,012.2)
Operating expenses	(651.7)	(114.1)	(334.8)	(267.8)	(214.8)	(1,583.2)	(87.6)	(11.7)	(1,682.5)
Net amortization of DAC/VOBA	(155.8)	(127.5)	-	(149.8)	(18.3)	(451.4)	-	-	(451.4)
Interest expense	-	-	-	-	-	-	(142.6)	-	(142.6)
Total operating benefits and expenses	**(1,998.2)**	**(760.3)**	**(334.8)**	**(1,931.5)**	**(1,001.3)**	**(6,026.1)**	**(230.2)**	**(32.4)**	**(6,288.7)**
Operating earnings before income taxes	**333.4**	**180.1**	**139.5**	**70.3**	**122.5**	**845.8**	**(177.1)**	**20.4**	**689.1**

	Nine Months Ended September 30, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	1,161.7	828.7	24.3	661.6	83.5	2,759.8	71.3	70.3	2,901.4
Fee income	577.5	42.4	442.4	838.4	54.2	1,954.9	-	-	1,954.9
Premiums	4.8	144.3	-	554.5	892.8	1,596.4	-	5.2	1,601.6
Other revenue	53.1	14.4	25.3	16.7	(3.2)	106.3	0.5	(0.5)	106.3
Total operating revenues	**1,797.1**	**1,029.8**	**492.0**	**2,071.2**	**1,027.3**	**6,417.4**	**71.8**	**75.0**	**6,564.2**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(629.4)	(631.3)	-	(1,659.9)	(719.8)	(3,640.4)	-	(32.3)	(3,672.7)
Operating expenses	(651.9)	(106.9)	(328.7)	(275.7)	(190.2)	(1,553.4)	(53.7)	(20.5)	(1,627.6)
Net amortization of DAC/VOBA	(147.9)	(94.3)	-	(1.3)	(25.6)	(269.1)	-	(0.3)	(269.4)
Interest expense	-	-	-	-	-	-	(140.8)	-	(140.8)
Total operating benefits and expenses	**(1,429.2)**	**(832.5)**	**(328.7)**	**(1,936.9)**	**(935.6)**	**(5,462.9)**	**(194.5)**	**(53.1)**	**(5,710.5)**
Operating earnings before income taxes	**367.9**	**197.3**	**163.3**	**134.3**	**91.7**	**954.5**	**(122.7)**	**21.9**	**853.7**

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Voya Financial
DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Retirement							
Balance as of beginning-of-period	1,274.2	972.6	1,081.0	1,141.9	1,102.9	1,081.0	1,415.3
Deferrals of commissions and expenses	25.1	23.9	24.5	26.0	26.0	73.5	72.3
Amortization	(18.0)	(40.8)	(39.5)	(40.8)	(47.6)	(98.3)	(139.5)
Unlocking	(66.2)	(1.4)	7.1	13.3	(25.8)	(60.5)	5.0
Change in unrealized capital gains/losses	24.6	319.9	(100.4)	(59.4)	86.4	244.1	(211.2)
Balance as of End-of-Period	**1,239.7**	**1,274.2**	**972.6**	**1,081.0**	**1,141.9**	**1,239.7**	**1,141.9**
Annuities							
Balance as of beginning-of-period	585.7	440.4	492.3	507.5	445.2	492.3	591.7
Deferrals of commissions and expenses	29.9	22.1	21.7	24.5	24.4	73.7	86.6
Amortization	(89.0)	(54.1)	(30.6)	(38.2)	(72.1)	(173.7)	(142.3)
Unlocking	(77.4)	11.4	8.0	(1.9)	31.0	(58.0)	50.0
Change in unrealized capital gains/losses	44.2	165.9	(51.0)	0.4	79.0	159.1	(78.6)
Balance as of End-of-Period	**493.4**	**585.7**	**440.4**	**492.3**	**507.5**	**493.4**	**507.5**
Individual Life							
Balance as of beginning-of-period	2,700.1	2,285.4	2,440.4	2,557.9	2,400.4	2,440.4	2,752.9
Deferrals of commissions and expenses	35.2	34.7	35.6	36.2	37.8	105.5	106.9
Amortization	(38.0)	(41.8)	(43.4)	(56.4)	(48.4)	(123.2)	(126.3)
Unlocking	(6.7)	(0.9)	0.1	40.1	129.2	(7.5)	124.2
Change in unrealized capital gains/losses	(15.2)	422.0	(148.0)	(137.4)	38.9	258.8	(299.8)
Balance as of End-of-Period	**2,675.4**	**2,700.1**	**2,285.4**	**2,440.4**	**2,557.9**	**2,675.4**	**2,557.9**
Other [1]							
Balance as of beginning-of-period	89.3	91.5	91.6	90.3	98.9	91.6	102.7
Deferrals of commissions and expenses	4.8	4.8	4.6	5.6	5.3	14.2	17.0
Amortization	(9.3)	(5.4)	(4.7)	(10.8)	(4.8)	(19.4)	(12.8)
Unlocking	(2.6)	(0.9)	(0.7)	6.9	(9.0)	(4.2)	(16.9)
Change in unrealized capital gains/losses	2.2	(0.7)	0.7	(0.4)	(0.1)	2.2	0.4
Balance as of End-of-Period	**84.4**	**89.3**	**91.5**	**91.6**	**90.3**	**84.4**	**90.3**
Closed Block Variable Annuity							
Balance as of beginning-of-period	440.6	454.4	465.6	482.3	463.8	465.6	489.0
Deferrals of commissions and expenses	1.6	1.8	2.0	2.0	1.9	5.4	7.3
Amortization	(13.3)	(13.0)	(13.5)	(13.4)	(21.2)	(39.8)	(53.9)
Unlocking	4.2	(2.6)	0.3	(5.4)	37.8	1.9	39.8
Change in unrealized capital gains/losses	-	-	-	0.1	-	-	0.1
Balance as of End-of-Period	**433.1**	**440.6**	**454.4**	**465.6**	**482.3**	**433.1**	**482.3**
Total							
Balance as of beginning-of-period	5,089.9	4,244.3	4,570.9	4,779.9	4,511.2	4,570.9	5,351.6
Deferrals of commissions and expenses	96.6	88.0	89.1	94.3	95.4	273.7	290.1
Amortization	(167.6)	(158.7)	(130.7)	(159.6)	(194.1)	(457.0)	(474.8)
Unlocking	(148.7)	5.6	12.6	53.0	163.2	(130.5)	202.4
Change in unrealized capital gains/losses	55.8	910.7	(297.6)	(196.7)	204.2	668.9	(589.4)
Balance as of End-of-Period	**4,926.0**	**5,089.9**	**4,244.3**	**4,570.9**	**4,779.9**	**4,926.0**	**4,779.9**

(1) Employee Benefits, Investment Management, Other Closed Blocks

PLAN | INVEST | PROTECT

Voya Financial Consolidated Assets Under Management/Assets Under Administration Page 18 of 70 PLAN INVEST PROTECT VOYA ® FINANCIAL (in millions USD) Balances as of September 30, 2015 General Account Separate Account Institutional/ Mutual Funds Total AUM—Assets Under Management AUA—Assets Under Administration Total AUM + AUA Retirement (1) 29,324.4 54,842.4 23,126.0 107,292.8 181,056.9 288,349.7 Annuities (2) 21,704.1 711.3 4,285.5 26,700.9 — 26,700.9 Investment Management 79,748.5 44,390.0 77,370.4 201,508.9 47,930.1 249,439.0 Individual Life (3) 13,015.3 2,470.6 — 15,485.9 — 15,485.9 Employee Benefits 1,795.3 14.4 — 1,809.7 — 1,809.7 Eliminations (70,637.3) (42,863.0) (10,303.2) (123,803.5) (47,532.9) (171,336.4) Total Ongoing Business 74,950.3 59,565.7 94,478.7 228,994.7 181,454.1 410,448.8 Closed Block Variable Annuity 3,269.8 34,959.4 — 38,229.2 — 38,229.2 Closed Block Institutional Spread Products 1,509.9 —— 1,509.9 — 1,509.9 Closed Block Other 18.5 196.4 — 214.9 — 214.9 Total AUM and AUA 79,748.5 94,721.5 94,478.7 268,948.7 181,454.1 450,402.8 (1) Retirement AUM include wrapped funds as well as unwrapped Voya-managed funds (2) Annuities AUM includes Payout annuities (3) Individual Life AUM includes assets backing interest and non-interest sensitive products

Voya Financial Consolidated Capital Structure Page 19 of 70 PLAN INVEST PROTECT VOYA ® FINANCIAL Balances as of (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 Financial Debt Senior bonds 2,717.0 2,717.4 2,747.3 2,747.0 2,746.8 Subordinated bonds 763.7 763.7 763.8 763.8 763.8 Other debt 4.9 4.9 4.9 4.9 4.9 Total Debt 3,485.6 3,486.0 3,516.0 3,515.7 3,515.5 Equity Total common equity 12,240.4 12,746.6 12,613.2 13,042.5 11,818.9 Accumulated other comprehensive income (AOCI) 2,045.7 2,109.2 3,531.2 3,103.7 2,820.2 Total Voya Financial, Inc. Shareholders’ Equity 14,286.1 14,855.8 16,144.4 16,146.2 14,639.1 Total Equity (Excluding AOCI) 12,240.4 12,746.6 12,613.2 13,042.5 11,818.9 Capital Total Capitalization 17,771.7 18,341.8 19,660.4 19,661.9 18,154.6 Total Capitalization (Excluding AOCI) 15,726.0 16,232.6 16,129.2 16,558.2 15,334.4 Debt to Capital Debt to Capital 19.6% 19.0% 17.9% 17.9% 19.4% Debt to Capital (Excluding AOCI) 22.2% 21.5% 21.8% 21.2% 22.9%

Retirement PLAN INVEST PROTECT VOYA ® FINANCIAL

Voya Financial
Retirement Sources of Operating Earnings

Page 21 of 70

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	176.6	171.6	182.9	184.4	185.3	531.1	537.7
Fee based margin	200.1	207.6	205.7	216.6	211.8	613.4	633.2
Net underwriting gain (loss) and other revenue	(2.0)	(2.3)	(7.4)	(4.6)	(3.5)	(11.8)	(11.7)
Administrative expenses	(172.3)	(181.2)	(180.6)	(174.3)	(169.5)	(534.0)	(536.0)
Trail commissions	(34.3)	(36.3)	(35.2)	(35.7)	(34.9)	(105.8)	(103.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(39.4)	(34.5)	(36.7)	(41.1)	(41.6)	(110.6)	(117.6)
DAC/VOBA and other intangibles unlocking	(48.2)	3.5	(4.2)	4.6	(30.4)	(48.9)	(34.6)
Operating earnings before income taxes	**80.5**	**128.4**	**124.5**	**149.9**	**117.2**	**333.4**	**367.9**
Gross investment income							
Fixed income	365.1	357.6	358.1	354.7	353.4	1,080.8	1,068.1
Limited partnership income	1.0	0.5	0.3	0.7	3.5	1.8	9.1
Prepayment fee income	15.7	4.7	14.8	19.5	13.8	35.2	26.5
Total gross investment income	**381.8**	**362.8**	**373.2**	**374.9**	**370.7**	**1,117.8**	**1,103.7**
Investment expenses	(15.3)	(14.7)	(14.8)	(14.8)	(15.0)	(44.8)	(44.8)
Credited interest	(213.3)	(205.4)	(200.7)	(203.9)	(202.7)	(619.4)	(607.3)
Net margin	**153.2**	**142.7**	**157.7**	**156.2**	**153.0**	**453.6**	**451.6**
Other investment income [1] [2]	23.4	28.9	25.2	28.2	32.3	77.5	86.1
Investment spread and other investment income	**176.6**	**171.6**	**182.9**	**184.4**	**185.3**	**531.1**	**537.7**
Fee based margin							
Fee based margin - excluding Recordkeeping	157.6	164.1	159.6	163.2	161.2	481.3	474.9
Fee based margin - Recordkeeping	42.6	43.5	46.2	53.5	50.7	132.3	158.3
Fee based margin	**200.1**	**207.6**	**205.7**	**216.6**	**211.8**	**613.4**	**633.2**

[1] The nine months ended 9/30/15 and 9/30/14 include $0.9 million and $0.1 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial Retirement Operating Earnings Page 22 of 70 PLAN INVEST PROTECT VOYA ® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Operating revenues Net investment income and net realized gains (losses) 395.1 382.1 388.9 394.4 393.6 1,166.1 1,161.7 Fee income 180.9 188.9 186.9 194.8 193.5 556.7 577.5 Premiums 543.6 3.7 10.7 21.8 0.7 558.0 4.8 Other revenue 17.7 19.1 14.0 19.3 17.9 50.8 53.1 Total operating revenues 1,137.3 593.8 600.5 630.3 605.7 2,331.6 1,797.1 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (759.9) (214.2) (216.6) (230.9) (209.4) (1,190.7) (629.4) Operating expenses (210.6) (221.3) (219.8) (214.3) (208.6) (651.7) (651.9) Net amortization of DAC/VOBA (86.3) (29.9) (39.6) (35.2) (70.5) (155.8) (147.9) Total operating benefits and expenses (1,056.8) (465.4) (476.0) (480.4) (488.5) (1,998.2) (1,429.2) Operating earnings before income taxes 80.5 128.4 124.5 149.9 117.2 333.4 367.9

Voya Financial Retirement AUM/AUA Page 23 of 70 PLAN INVEST PROTECT VOYA ® FINANCIAL Balances as of (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 Assets under management by product group Corporate markets 43,215.1 45,317.2 44,987.5 43,806.9 42,269.8 Tax-exempt markets 50,226.4 55,415.5 55,314.3 53,896.6 53,406.6 Total full service plans 93,441.5 100,732.7 100,301.8 97,703.5 95,676.4 Stable value and Pension risk transfer 10,664.6 8,974.8 8,925.0 8,778.4 8,827.1 Retail wealth management 3,186.7 3,276.0 3,275.5 3,211.4 3,151.2 Total AUM 107,292.8 112,983.5 112,502.3 109,693.3 107,654.7 AUA 181,056.9 201,116.9 201,584.0 244,851.2 240,939.0 Total AUM and AUA 288,349.7 314,100.4 314,086.3 354,544.5 348,593.7 Assets under management by fund group General account 29,324.4 28,328.7 28,006.7 27,716.3 27,498.0 Guaranteed separate account 6,872.2 7,686.0 8,050.2 7,932.7 8,111.5 Non-guaranteed separate account 47,970.2 52,432.4 52,726.7 51,709.2 51,000.6 Mutual funds/Institutional funds 23,126.0 24,536.4 23,718.7 22,335.1 21,044.6 Total AUM 107,292.8 112,983.5 112,502.3 109,693.3 107,654.7 AUA 181,056.9 201,116.9 201,584.0 244,851.2 240,939.0 Total AUM and AUA 288,349.7 314,100.4 314,086.3 354,544.5 348,593.7

Page 24 of 70

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Full service - Corporate markets							
Assets under management, beginning of period	45,317.2	44,987.5	43,806.9	42,269.8	42,499.1	43,806.9	40,123.7
Transfer/Single deposits	922.8	767.1	956.6	1,469.0	884.6	2,646.5	2,699.1
Recurring deposits	1,068.3	1,086.1	1,238.9	926.0	956.3	3,393.3	3,018.7
Deposits	1,991.1	1,853.2	2,195.5	2,395.0	1,840.9	6,039.8	5,717.8
Surrenders, benefits, and product charges	(1,572.6)	(1,481.8)	(2,021.3)	(1,919.9)	(1,595.7)	(5,075.7)	(4,944.2)
Net Flows	418.5	371.4	174.2	475.1	245.2	964.1	773.6
Interest credited and investment performance	(2,520.6)	(41.7)	1,006.3	1,062.0	(474.4)	(1,556.0)	1,372.6
Transfer to reinsurer [3]/ between markets [4]	-	-	-	-	-	-	-
Assets under management, end of period	**43,215.1**	**45,317.2**	**44,987.5**	**43,806.9**	**42,269.8**	**43,215.1**	**42,269.8**
Full service - Tax-exempt markets							
Assets under management, beginning of period	55,415.5	55,314.3	53,896.6	53,406.6	53,910.8	53,896.6	53,200.5
Transfer/Single deposits	299.7	319.8	837.6	837.9	338.5	1,457.1	849.8
Recurring deposits	678.3	782.8	778.5	735.8	669.9	2,239.6	2,214.2
Deposits	978.0	1,102.6	1,616.1	1,573.7	1,008.4	3,696.7	3,064.0
Surrenders, benefits, and product charges	(3,110.2)	(1,062.8)	(1,221.5)	(2,140.0)	(1,295.3)	(5,394.5)	(3,726.4)
Net Flows	(2,132.2)	39.8	394.6	(566.3)	(286.9)	(1,697.8)	(662.4)
Interest credited and investment performance	(1,939.2)	61.4	1,023.1	1,056.2	(217.3)	(854.7)	1,777.3
Transfer to reinsurer [3]/ between markets [4]	(1,117.8)	-	-	-	-	(1,117.8)	(908.8)
Assets under management, end of period	**50,226.4**	**55,415.5**	**55,314.3**	**53,896.6**	**53,406.6**	**50,226.4**	**53,406.6**
Stable value[1] and Pension risk transfer							
Assets under management, beginning of period	8,974.8	8,925.0	8,778.4	8,827.1	8,843.6	8,778.4	8,914.3
Transfer/Single deposits	633.9	299.9	169.5	121.9	46.0	1,103.3	206.5
Recurring deposits	73.5	42.1	42.7	49.0	44.9	158.3	126.9
Deposits	707.4	342.0	212.2	170.9	90.9	1,261.6	333.4
Surrenders, benefits, and product charges	(150.2)	(288.9)	(126.1)	(281.8)	(115.1)	(565.2)	(562.3)
Net Flows	557.2	53.1	86.1	(110.9)	(24.2)	696.4	(228.9)
Interest credited and investment performance	15.0	(3.5)	60.5	62.2	7.5	72.0	141.5
Transfer to reinsurer [3]/ between markets [4]	1,117.8	-	-	-	-	1,117.8	-
Assets under management, end of period	**10,664.6**	**8,974.8**	**8,925.0**	**8,778.4**	**8,827.1**	**10,664.6**	**8,827.1**
Retail wealth management							
Assets under management, beginning of period	3,276.0	3,275.5	3,211.4	3,151.2	3,174.8	3,211.4	2,998.4
Transfer/Single deposits	257.7	251.1	243.6	224.2	225.4	752.4	770.4
Recurring deposits	0.2	0.7	0.6	0.3	0.2	1.5	1.4
Deposits	257.9	251.8	244.2	224.5	225.6	753.9	771.8
Surrenders, benefits, and product charges	(230.4)	(240.9)	(238.7)	(224.7)	(226.3)	(710.0)	(698.6)
Net Flows	27.5	10.9	5.5	(0.2)	(0.7)	43.9	73.2
Interest credited and investment performance	(116.9)	(10.4)	58.5	60.5	(22.9)	(68.8)	79.6
Transfer to reinsurer [3]/ between markets [4]	-	-	-	-	-	-	-
Assets under management, end of period	**3,186.7**	**3,276.0**	**3,275.5**	**3,211.4**	**3,151.2**	**3,186.7**	**3,151.2**
Total AUM [2]							
Assets under management, beginning of period	112,983.5	112,502.3	109,693.3	107,654.7	108,428.2	109,693.3	105,236.9
Transfer/Single deposits	2,114.1	1,637.9	2,207.4	2,653.0	1,494.6	5,959.4	4,525.8
Recurring deposits	1,820.3	1,911.7	2,060.8	1,711.1	1,671.3	5,792.8	5,361.2
Deposits	3,934.4	3,549.6	4,268.2	4,364.1	3,165.9	11,752.2	9,887.0
Surrenders, benefits, and product charges	(5,063.4)	(3,074.3)	(3,607.6)	(4,566.4)	(3,232.3)	(11,745.3)	(9,931.4)
Net Flows	(1,129.0)	475.3	660.6	(202.3)	(66.4)	6.9	(44.4)
Interest credited and investment performance	(4,561.7)	5.9	2,148.4	2,240.9	(707.1)	(2,407.4)	3,371.0
Transfer to reinsurer [3]/ between markets [4]	-	-	-	-	-	-	(908.8)
Assets under management, end of period	**107,292.8**	**112,983.5**	**112,502.3**	**109,693.3**	**107,654.7**	**107,292.8**	**107,654.7**

(1) Where Voya is the Investment Manager
(2) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager
(3) Assets transferred to third parties through reinsurance transactions
(4) $1.1 billion of AUM transferred between Retirement markets

PLAN | INVEST | PROTECT

Annuities PLAN INVEST PROTECT VOYA ® FINANCIAL

Page 26 of 70

Voya Financial
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	120.3	120.0	122.9	128.7	125.7	363.2	353.1
Fee based margin	16.0	16.2	15.5	14.8	14.6	47.7	41.8
Net underwriting gain (loss) and other revenue	24.1	4.6	7.5	6.2	3.3	36.2	19.3
Administrative expenses	(24.8)	(25.2)	(25.4)	(23.0)	(22.6)	(75.4)	(72.0)
Trail commissions	(13.0)	(12.9)	(11.9)	(9.6)	(11.8)	(37.8)	(33.9)
DAC/VOBA and other intangibles amortization, excluding unlocking	(59.2)	(46.7)	(49.5)	(51.3)	(48.7)	(155.4)	(138.5)
DAC/VOBA and other intangibles unlocking	(12.9)	5.0	9.5	(1.1)	17.8	1.6	27.5
Operating earnings before income taxes	**50.5**	**61.0**	**68.6**	**64.7**	**78.3**	**180.1**	**197.3**
Gross investment income							
Fixed income	252.9	254.3	252.6	257.3	259.7	759.8	777.3
Limited partnership income	2.3	0.6	0.1	2.3	6.2	3.0	14.4
Prepayment fee income	8.2	4.6	11.4	15.7	9.0	24.2	18.6
Total gross investment income	**263.4**	**259.5**	**264.1**	**275.3**	**274.9**	**787.0**	**810.3**
Investment expenses	(11.0)	(11.3)	(10.5)	(10.7)	(11.3)	(32.8)	(33.2)
Credited interest	(144.5)	(143.5)	(144.2)	(152.1)	(156.8)	(432.2)	(476.2)
Net margin	**107.9**	**104.7**	**109.4**	**112.5**	**106.8**	**322.0**	**300.9**
Other investment income [1] [2]	12.4	15.3	13.5	16.2	18.9	41.2	52.2
Investment spread and other investment income	**120.3**	**120.0**	**122.9**	**128.7**	**125.7**	**363.2**	**353.1**

[1] The nine months ended 9/30/15 and 9/30/14 include $0.5 million and $0.0 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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VOYA FINANCIAL

Voya Financial Annuities Operating Earnings Page 27 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Operating revenues Net investment income and net realized gains (losses) 264.8 263.2 267.0 280.9 282.3 795.0 828.7 Fee income 16.0 16.0 15.2 14.6 15.0 47.2 42.4 Premiums 30.1 27.3 29.8 24.7 42.7 87.2 144.3 Other revenue 3.5 3.9 3.6 3.4 4.6 11.0 14.4 Total operating revenues 314.4 310.4 315.6 323.6 344.6 940.4 1,029.8 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (166.0) (177.3) (175.4) (181.8) (204.1) (518.7) (631.3) Operating expenses (38.1) (38.4) (37.6) (32.9) (34.8) (114.1) (106.9) Net amortization of DAC/VOBA (59.8) (33.7) (34.0) (44.2) (27.4) (127.5) (94.3) Total operating benefits and expenses (263.9) (249.4) (247.0) (258.9) (266.3) (760.3) (832.5) Operating earnings before income taxes 50.5 61.0 68.6 64.7 78.3 180.1 197.3

Voya Financial Annuities AUM Page 28 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Balances as of (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 Assets Under Management Fixed single year 3,440.7 3,496.5 3,558.5 3,617.2 3,677.5 Fixed multi-year 2,081.8 2,168.2 2,226.0 2,288.9 2,653.9 Indexed 13,661.6 13,521.7 13,435.5 13,350.5 13,230.1 SPIA & Payout 2,819.6 2,856.7 2,874.0 2,878.5 2,892.1 Investment-only accounts (1) 4,301.3 4,408.1 4,272.6 4,062.0 3,880.2 Other annuities 396.0 438.3 451.6 452.9 456.2 Total AUM 26,700.9 26,889.5 26,818.2 26,650.0 26,790.1 Assets Under Management General account 21,704.1 21,715.3 21,753.7 21,795.5 22,111.7 Separate account 711.3 766.1 791.9 792.5 798.2 Mutual funds 4,285.5 4,408.1 4,272.6 4,062.0 3,880.2 Total AUM 26,700.9 26,889.5 26,818.2 26,650.0 26,790.1 (1) Includes Separate account and Mutual funds.

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Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	5,664.7	5,784.6	5,906.1	6,331.4	6,975.1	5,906.1	7,335.2
Deposits	6.5	8.2	8.3	6.2	6.8	23.0	27.5
Surrenders, benefits, and product charges	(197.4)	(175.9)	(177.5)	(486.7)	(710.8)	(550.8)	(1,223.6)
Net cash flow	(190.9)	(167.7)	(169.2)	(480.5)	(704.0)	(527.8)	(1,196.1)
Interest credited and investment performance	48.8	47.8	47.7	55.2	60.3	144.3	192.3
Assets Under Management, end of period	**5,522.6**	**5,664.7**	**5,784.6**	**5,906.1**	**6,331.4**	**5,522.6**	**6,331.4**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	13,521.7	13,435.5	13,350.5	13,230.1	13,105.5	13,350.5	12,648.4
Deposits	463.3	343.1	325.7	360.1	338.1	1,132.1	1,204.7
Surrenders, benefits, and product charges	(378.0)	(379.6)	(344.6)	(348.7)	(338.6)	(1,102.2)	(1,003.1)
Net cash flow	85.3	(36.5)	(18.9)	11.4	(0.5)	29.9	201.7
Interest credited and investment performance	54.6	122.7	103.9	109.1	125.0	281.2	380.0
Assets Under Management, end of period	**13,661.6**	**13,521.7**	**13,435.5**	**13,350.5**	**13,230.1**	**13,661.6**	**13,230.1**
SPIA & Payout							
Assets Under Management, beginning of period	2,856.7	2,874.0	2,878.5	2,892.1	2,886.1	2,878.5	2,803.5
Deposits	76.3	62.3	64.6	63.1	76.6	203.2	277.6
Surrenders, benefits, and product charges	(100.5)	(108.9)	(106.3)	(111.2)	(103.2)	(315.7)	(297.2)
Net cash flow	(24.2)	(46.6)	(41.7)	(48.1)	(26.6)	(112.5)	(19.6)
Interest credited and investment performance	(12.9)	29.3	37.2	34.5	32.6	53.6	108.2
Assets Under Management, end of period	**2,819.6**	**2,856.7**	**2,874.0**	**2,878.5**	**2,892.1**	**2,819.6**	**2,892.1**
Investment-only accounts [(1)]							
Assets Under Management, beginning of period	4,408.1	4,272.6	4,062.0	3,880.2	3,825.1	4,062.0	3,384.9
Deposits	328.8	322.7	289.1	268.5	264.9	940.6	832.1
Surrenders, benefits, and product charges	(155.8)	(163.7)	(155.9)	(147.2)	(143.0)	(475.4)	(438.3)
Net cash flow	173.0	159.0	133.2	121.3	121.9	465.2	393.7
Interest credited and investment performance	(279.7)	(23.5)	77.4	60.5	(66.8)	(225.8)	101.6
Assets Under Management, end of period	**4,301.3**	**4,408.1**	**4,272.6**	**4,062.0**	**3,880.2**	**4,301.3**	**3,880.2**
Other Annuities							
Assets Under Management, beginning of period	438.3	451.6	452.9	456.2	473.1	452.9	474.8
Deposits	0.6	1.8	1.2	1.1	0.7	3.6	3.7
Surrenders, benefits, and product charges	(9.7)	(13.8)	(13.4)	(15.8)	(14.5)	(36.9)	(43.3)
Net cash flow	(9.1)	(12.0)	(12.2)	(14.7)	(13.8)	(33.3)	(39.5)
Interest credited and investment performance	(33.3)	(1.3)	10.9	11.4	(3.0)	(23.7)	20.9
Assets Under Management, end of period	**396.0**	**438.3**	**451.6**	**452.9**	**456.2**	**396.0**	**456.2**
Annuities - Total							
Assets Under Management, beginning of period	26,889.5	26,818.2	26,650.0	26,790.1	27,264.9	26,650.0	26,646.7
Deposits	875.5	738.2	688.8	699.0	687.1	2,302.5	2,345.6
Surrenders, benefits, and product charges	(841.5)	(842.0)	(797.7)	(1,109.6)	(1,310.0)	(2,481.2)	(3,005.5)
Net cash flow	34.0	(103.8)	(108.9)	(410.6)	(622.9)	(178.7)	(659.9)
Interest credited and investment performance	(222.6)	175.1	277.1	270.4	148.1	229.6	803.3
Assets Under Management, end of period	**26,700.9**	**26,889.5**	**26,818.2**	**26,650.0**	**26,790.1**	**26,700.9**	**26,790.1**

[(1)] Includes Separate account and Mutual funds.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Investment Management PLAN INVEST PROTECT VOYA® FINANCIAL

Voya Financial Investment Management Sources of Operating Earnings Page 31 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Sources of operating earnings before income taxes: Investment capital and other investment income 0.1 3.5 6.5 (4.4) 9.3 10.1 25.0 Fee based margin 152.5 155.1 156.6 167.8 159.0 464.2 467.0 Administrative expenses (107.0) (111.6) (116.2) (116.4) (109.7) (334.8) (328.7) Operating earnings before income taxes 45.6 47.0 46.9 47.0 58.6 139.5 163.3

Voya Financial Investment Management Operating Earnings Page 32 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Operating revenues Net investment income and net realized gains (losses) 0.4 3.4 6.1 (4.6) 9.0 9.9 24.3 Fee income 145.0 147.6 146.9 148.7 149.5 439.5 442.4 Other revenue 7.2 7.6 10.1 19.3 9.8 24.9 25.3 Total operating revenues 152.6 158.6 163.1 163.4 168.3 474.3 492.0 Operating benefits and expenses Operating expenses (107.0) (111.6) (116.2) (116.4) (109.7) (334.8) (328.7) Total operating benefits and expenses (107.0) (111.6) (116.2) (116.4) (109.7) (334.8) (328.7) Operating earnings before income taxes 45.6 47.0 46.9 47.0 58.6 139.5 163.3

Page 33 of 70

Voya Financial
Investment Management Key Metrics

(in millions USD)	Balances as of					Balances as of	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Client Assets by Source:							
External clients							
Investment Management sourced	67,929.9	70,812.0	71,188.4	69,644.3	69,232.2	67,929.9	69,232.2
Affiliate sourced	53,830.5	57,390.9	59,005.1	58,956.2	58,941.3	53,830.5	58,941.3
Subtotal external clients	**121,760.4**	**128,202.9**	**130,193.5**	**128,600.5**	**128,173.5**	**121,760.4**	**128,173.5**
General Account (1)	79,748.5	77,795.8	78,566.4	77,630.2	78,503.1	79,748.5	78,503.1
Total Client Assets (AUM)	**201,508.9**	**205,998.7**	**208,759.9**	**206,230.7**	**206,676.6**	**201,508.9**	**206,676.6**
Administration Only Assets (AUA)	47,930.1	51,391.1	52,861.8	52,396.5	53,080.7	47,930.1	53,080.7
Total AUM and AUA	**249,439.0**	**257,389.8**	**261,621.7**	**258,627.2**	**259,757.3**	**249,439.0**	**259,757.3**

	Three Months Ended					Year to Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Analysis of investment advisory and administrative revenues, net, by source: (2)							
External clients							
Investment Management sourced	74.9	76.9	76.8	77.4	77.9	228.6	233.8
Affiliate sourced	30.9	30.9	30.7	31.7	32.1	92.5	89.3
Subtotal External Clients	**105.8**	**107.8**	**107.5**	**109.1**	**110.0**	**321.1**	**323.1**
General Account	36.0	36.4	36.1	36.2	36.0	108.5	108.6
Total investment advisory and administrative revenues, net, from AUM	**141.8**	**144.2**	**143.6**	**145.3**	**146.0**	**429.6**	**431.7**
Administration Only Fees	3.2	3.4	3.3	3.4	3.5	9.9	10.7
Total investment advisory and administrative revenues, net, by source (2)	**145.0**	**147.6**	**146.9**	**148.7**	**149.5**	**439.5**	**442.4**
Revenue Yield (bps): (2) (3)							
External clients							
Investment Management sourced	43.1	43.2	43.6	44.6	44.4	43.4	45.4
Affiliate sourced	22.1	21.1	20.8	21.4	21.6	21.4	20.7
Revenue Yield on Institutional/retail	**33.8**	**33.3**	**33.2**	**33.9**	**34.0**	**33.5**	**34.1**
General Account	18.5	18.5	18.6	18.5	18.4	18.5	18.3
Revenue Yield on Client Assets (AUM)	**27.9**	**27.7**	**27.7**	**28.1**	**28.1**	**27.8**	**28.1**
Revenue Yield on Administration Only Assets (AUA)	2.6	2.6	2.5	2.6	2.6	2.6	2.6
Total Revenue Yield on AUM and AUA (bps) (2) (3)	**22.9**	**22.7**	**22.6**	**22.9**	**22.8**	**22.8**	**22.7**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

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Page 34 of 70

Voya Financial
Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**70,812.0**	**71,188.4**	**69,644.3**	**69,232.2**	**70,518.2**	**69,644.3**	**66,362.2**
Inflows							
Inflows from sub-advisor replacements	-	-	-	-	-	-	-
Inflows-other	3,884.9	3,748.0	3,891.1	3,932.3	2,872.2	11,523.9	10,168.2
Outflows	(5,010.9)	(3,202.2)	(3,142.6)	(3,133.8)	(3,284.8)	(11,355.7)	(9,830.3)
Net Flows	**(1,126.0)**	**545.8**	**748.5**	**798.5**	**(412.6)**	**168.3**	**337.9**
Net Money Market Flows	18.8	(2.8)	7.2	7.6	(13.1)	23.2	(19.1)
Change in Market Value	(2,136.2)	(804.7)	879.2	1,222.8	(1,052.2)	(2,061.7)	1,405.8
Other (Including Acquisitions / Divestitures)	361.3	(114.7)	(90.7)	(1,616.8)	191.9	155.9	1,145.4
Investment Management sourced AUM End of Period	**67,929.9**	**70,812.0**	**71,188.4**	**69,644.3**	**69,232.2**	**67,929.9**	**69,232.2**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	-1.59%	0.77%	1.07%	1.15%	-0.59%	0.24%	0.51%
Market Growth %	-3.02%	-1.13%	1.26%	1.77%	-1.49%	-2.96%	2.12%
Affiliate Sourced							
Beginning AUM	**57,390.9**	**59,005.1**	**58,956.2**	**58,941.3**	**58,728.9**	**58,956.2**	**53,935.0**
Inflows							
Inflows from sub-advisor replacements	1,405.9	-	-	785.1	2,130.2	1,405.9	6,802.1
Inflows-other	866.4	976.9	964.2	923.8	667.5	2,807.5	2,374.0
Outflows	(3,049.8)	(2,277.9)	(2,038.4)	(2,696.9)	(2,206.3)	(7,366.1)	(6,308.7)
Net Flows	**(777.4)**	**(1,301.0)**	**(1,074.1)**	**(988.0)**	**591.4**	**(3,152.5)**	**2,867.4**
Net Money Market Flows	112.7	(31.1)	(81.2)	(110.0)	(34.1)	0.5	(175.4)
Change in Market Value	(2,345.7)	(296.8)	1,323.1	1,300.0	(293.4)	(1,319.5)	2,262.2
Other (Including Acquisitions / Divestitures)	(549.9)	14.7	(118.9)	(187.1)	(51.6)	(654.1)	52.0
Affiliate sourced AUM End of Period	**53,830.5**	**57,390.9**	**59,005.1**	**58,956.2**	**58,941.3**	**53,830.5**	**58,941.3**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	-1.35%	-2.20%	-1.82%	-1.68%	1.01%	-5.35%	5.32%
Market Growth %	-4.09%	-0.50%	2.24%	2.21%	-0.50%	-2.24%	4.19%
Other affiliate sourced net flows	28.3	(276.0)	(230.9)	255.5	1,581.4	(478.6)	5,520.2
Variable annuity net flows	(805.7)	(1,025.0)	(843.2)	(1,243.5)	(990.0)	(2,674.0)	(2,652.8)
Total affiliate sourced net flows	**(777.4)**	**(1,301.0)**	**(1,074.1)**	**(988.0)**	**591.4**	**(3,152.5)**	**2,867.4**
Investment Management sourced net flows	**(1,126.0)**	**545.8**	**748.5**	**798.5**	**(412.6)**	**168.3**	**337.9**
Total net flows	**(1,903.4)**	**(755.2)**	**(325.6)**	**(189.5)**	**178.8**	**(2,984.2)**	**3,205.3**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**(2,503.6)**	**269.8**	**517.6**	**268.9**	**(961.4)**	**(1,716.1)**	**(944.0)**

PLAN | INVEST | PROTECT

Voya Financial Investment Management Account Value by Asset Type Page 35 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Balances as of 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 (in millions USD) Institutional Equity 17,101.8 17,992.4 18,136.8 18,095.7 18,143.9 Fixed Income 38,621.6 39,689.6 38,965.9 38,036.2 38,535.2 Real Estate ————— Money Market— 24.5 19.5 11.7 11.4 Total 55,723.4 57,706.5 57,122.2 56,143.6 56,690.5 Retail Equity 39,148.2 42,992.0 44,245.8 43,880.8 44,026.3 Fixed Income 18,874.6 19,070.4 19,432.4 19,252.9 18,604.5 Real Estate 6,099.6 6,656.3 7,578.7 7,436.7 6,889.1 Money Market 1,914.6 1,777.7 1,814.4 1,886.5 1,963.1 Total 66,037.0 70,496.4 73,071.3 72,456.9 71,483.0 General Account Equity 292.0 201.4 212.7 215.8 232.1 Fixed Income 78,156.8 76,741.9 77,102.4 76,125.5 77,227.6 Real Estate ————— Money Market 1,299.7 852.5 1,251.3 1,288.9 1,043.4 Total 79,748.5 77,795.8 78,566.4 77,630.2 78,503.1 Combined Asset Type Equity 56,542.0 61,185.8 62,595.3 62,192.3 62,402.3 Fixed Income 135,653.0 135,501.9 135,500.7 133,414.6 134,367.3 Real Estate 6,099.6 6,656.3 7,578.7 7,436.7 6,889.1 Money Market 3,214.3 2,654.7 3,085.2 3,187.1 3,017.9 Total 201,508.9 205,998.7 208,759.9 206,230.7 206,676.6

Individual Life PLAN INVEST PROTECT VOYA® FINANCIAL

Page 37 of 70

Voya Financial
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	61.2	64.7	65.3	65.7	59.6	191.2	165.6
Fee based margin	4.1	4.2	4.2	4.3	4.4	12.5	14.3
Net underwriting gain (loss) and other revenue	63.3	90.7	88.2	137.7	93.4	242.2	304.0
Administrative expenses	(59.1)	(60.0)	(61.4)	(60.8)	(62.3)	(180.5)	(195.0)
Trail commissions	(7.1)	(5.3)	(9.8)	(3.5)	(6.2)	(22.2)	(18.4)
DAC/VOBA and other intangibles amortization, excluding unlocking	(43.8)	(42.0)	(43.2)	(45.9)	(42.0)	(129.0)	(120.5)
DAC/VOBA and other intangibles unlocking	(29.4)	(14.6)	0.1	5.5	(7.1)	(43.9)	(15.7)
Operating earnings before income taxes	**(10.8)**	**37.7**	**43.4**	**103.0**	**39.8**	**70.3**	**134.3**
Gross Investment Income							
Fixed income	213.0	212.0	207.8	210.9	212.5	632.8	632.3
Limited partnership income	2.6	0.9	0.3	1.6	4.9	3.8	11.7
Prepayment fee income	2.2	4.5	11.3	9.1	4.5	18.0	8.0
Total gross investment income	**217.8**	**217.4**	**219.4**	**221.6**	**221.9**	**654.6**	**652.0**
Investment expenses	(6.3)	(6.4)	(5.9)	(5.9)	(6.2)	(18.6)	(18.3)
Credited interest	(157.0)	(154.6)	(155.4)	(157.9)	(164.8)	(467.0)	(490.8)
Net margin	**54.5**	**56.4**	**58.1**	**57.8**	**50.9**	**169.0**	**142.9**
Other investment income [1][2]	6.7	8.3	7.2	7.9	8.7	22.2	22.7
Investment spread and other investment income	**61.2**	**64.7**	**65.3**	**65.7**	**59.6**	**191.2**	**165.6**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	453.2	458.7	459.9	460.8	492.3	1,371.8	1,485.2
Net Mortality, including Reinsurance	(349.9)	(309.0)	(309.1)	(244.8)	(326.4)	(968.0)	(952.2)
Reserve Change/Other	(40.0)	(59.0)	(62.6)	(78.3)	(72.5)	(161.6)	(228.8)
Total net underwriting gain (loss) and other revenue	**63.3**	**90.7**	**88.2**	**137.7**	**93.4**	**242.2**	**304.0**

[1] The nine months ended 9/30/15 and 9/30/14 include $0.3 million and $0.0 million, respectively, of prepayment income on assets backing surplus that has been allocated from the corporate segment.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial Individual Life Operating Earnings Page 38 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Operating revenues Net investment income and net realized gains (losses) 218.8 220.8 222.4 223.5 226.3 662.0 661.6 Fee income 307.0 287.0 295.3 273.2 269.3 889.3 838.4 Premiums 140.2 151.4 146.6 145.1 179.1 438.2 554.5 Other revenue 4.1 3.7 4.5 4.8 4.4 12.3 16.7 Total operating revenues 670.1 662.9 668.8 646.6 679.1 2,001.8 2,071.2 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (527.5) (495.8) (490.6) (455.7) (632.8) (1,513.9) (1,659.9) Operating expenses (90.1) (85.4) (92.3) (83.5) (88.7) (267.8) (275.7) Net amortization of DAC/VOBA (63.3) (44.0) (42.5) (4.4) 82.2 (149.8) (1.3) Total operating benefits and expenses (680.9) (625.2) (625.4) (543.6) (639.3) (1,931.5) (1,936.9) Operating earnings before income taxes (10.8) 37.7 43.4 103.0 39.8 70.3 134.3

Page 39 of 70

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Sales by Product Line							
Guaranteed	0.1	-	-	0.1	-	0.1	-
Accumulation	1.4	1.0	1.6	2.3	2.6	4.0	7.5
Indexed	18.2	15.5	14.4	12.6	16.0	48.1	37.2
Total Universal life	**19.7**	**16.5**	**16.0**	**15.0**	**18.6**	**52.2**	**44.7**
Variable life	1.0	1.7	1.0	3.4	1.4	3.7	3.8
Term	4.0	5.1	4.9	5.9	6.8	14.0	22.1
Whole life	-	-	-	-	-	-	0.1
Total sales by product line	**24.7**	**23.3**	**21.9**	**24.3**	**26.8**	**69.9**	**70.7**
Gross premiums and deposits by product:							
Interest sensitive	289.6	282.5	297.2	295.5	292.5	869.3	860.0
Non - interest sensitive	175.1	187.8	177.7	184.1	218.8	540.6	675.1
Total gross premiums and deposits (1)	**464.7**	**470.2**	**475.0**	**479.6**	**511.3**	**1,409.9**	**1,535.1**
Applications							
New business policy count (Paid)	4,654	5,607	5,407	6,380	7,452	15,668	24,168
End of Period:							
In-force face amount (by product) (1)							
Universal life	77,846	77,736	77,580	77,798	77,867	77,846	77,867
Variable life	25,224	25,668	26,100	26,432	26,806	25,224	26,806
Term	361,173	364,618	367,382	369,498	491,344	361,173	491,344
Whole life	1,974	2,002	2,054	2,087	2,110	1,974	2,110
Total In-force Face	**466,216**	**470,023**	**473,115**	**475,816**	**598,128**	**466,216**	**598,128**
In-force policy count (in whole numbers) (1)							
Universal life	272,179	274,989	277,713	280,722	283,349	272,179	283,349
Variable life	59,669	60,632	61,629	62,609	63,597	59,669	63,597
Term	633,872	639,932	644,643	648,634	822,955	633,872	822,955
Whole life	126,230	128,103	130,246	132,806	135,450	126,230	135,450
Total Policy Counts	**1,091,950**	**1,103,656**	**1,114,231**	**1,124,771**	**1,305,351**	**1,091,950**	**1,305,351**
Assets under management (1)							
General account	13,015.3	13,032.3	13,035.7	12,995.3	13,424.2	13,015.3	13,424.2
Separate account	2,470.6	2,696.6	2,738.3	2,713.0	2,694.5	2,470.6	2,694.5
Total	**15,485.9**	**15,728.9**	**15,774.0**	**15,708.3**	**16,118.7**	**15,485.9**	**16,118.7**

(1) Excludes amounts transferred to third parties through reinsurance transactions

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Employee Benefits PLAN INVEST PROTECT VOYA® FINANCIAL

Page 41 of 70

Voya Financial
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	11.6	12.8	11.0	12.5	14.3	35.4	36.6
Net underwriting gain (loss) and other revenue	109.4	104.2	102.8	111.7	88.3	316.4	262.9
Administrative expenses	(47.4)	(47.5)	(45.9)	(43.5)	(40.0)	(140.8)	(126.7)
Trail commissions	(24.2)	(26.7)	(22.7)	(20.2)	(21.0)	(73.6)	(63.3)
DAC/VOBA and other intangibles amortization, excluding unlocking	(2.6)	(4.2)	(3.9)	(3.3)	(3.2)	(10.7)	(10.0)
DAC/VOBA and other intangibles unlocking	(2.6)	(0.9)	(0.7)	-	(1.4)	(4.2)	(7.8)
Operating earnings before income taxes	**44.2**	**37.7**	**40.6**	**57.2**	**37.0**	**122.5**	**91.7**
Gross Investment Income							
Fixed income	24.7	24.5	24.8	25.0	25.6	74.0	75.6
Limited partnership income	0.2	0.1	-	0.1	0.6	0.3	1.3
Prepayment fee income	0.4	1.3	0.1	0.8	0.7	1.8	1.2
Total gross investment income	**25.3**	**25.9**	**24.9**	**25.9**	**26.9**	**76.1**	**78.1**
Investment expenses	(0.8)	(0.8)	(0.8)	(0.8)	(0.7)	(2.4)	(2.4)
Credited interest	(15.2)	(15.2)	(15.4)	(15.3)	(14.9)	(45.8)	(47.1)
Net margin	**9.3**	**9.9**	**8.7**	**9.8**	**11.3**	**27.9**	**28.6**
Other investment income [1]	2.3	2.9	2.3	2.7	3.0	7.5	8.0
Investment spread and other investment income	**11.6**	**12.8**	**11.0**	**12.5**	**14.3**	**35.4**	**36.6**
Group life							
Premiums	119.4	122.5	116.1	114.1	111.9	357.9	340.9
Benefits	(90.3)	(90.6)	(86.1)	(82.4)	(84.3)	(267.0)	(263.6)
Other [2]	(2.4)	(2.4)	(1.9)	(2.5)	(2.3)	(6.7)	(6.2)
Total	**26.7**	**29.5**	**28.1**	**29.2**	**25.3**	**84.2**	**71.1**
Loss Ratio (Interest adjusted)	**75.6%**	**74.0%**	**74.2%**	**72.2%**	**75.4%**	**74.6%**	**77.3%**
Group stop loss							
Premiums	191.2	193.5	192.9	167.4	164.1	577.7	492.0
Benefits	(128.7)	(139.8)	(135.7)	(103.7)	(118.4)	(404.2)	(355.5)
Other [2]	(1.1)	(0.2)	(2.6)	(1.4)	(0.8)	(3.9)	(3.1)
Total	**61.4**	**53.5**	**54.6**	**62.4**	**44.9**	**169.6**	**133.4**
Loss Ratio	**67.3%**	**72.2%**	**70.4%**	**61.9%**	**72.1%**	**70.0%**	**72.3%**
Voluntary Benefits, Disability, and Other	**21.3**	**21.1**	**20.2**	**20.0**	**18.3**	**62.6**	**58.5**
Net underwriting gain (loss) and other revenue	**109.4**	**104.2**	**102.8**	**111.7**	**88.3**	**316.4**	**262.9**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[2] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

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Voya Financial Employee Benefits Operating Earnings Page 42 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Operating revenues Net investment income and net realized gains (losses) 26.8 28.0 26.5 27.8 29.1 81.3 83.5 Fee income 21.0 15.5 15.8 15.4 23.9 52.3 54.2 Premiums 330.2 334.4 330.0 303.4 293.7 994.6 892.8 Other revenue (1.3) (1.7) (1.4) (0.9) (0.8) (4.4) (3.2) Total operating revenues 376.7 376.2 370.9 345.7 345.9 1,123.8 1,027.3 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (252.7) (260.1) (255.4) (220.9) (235.7) (768.2) (719.8) Operating expenses (71.2) (73.3) (70.3) (64.5) (60.9) (214.8) (190.2) Net amortization of DAC/VOBA (8.6) (5.1) (4.6) (3.1) (12.3) (18.3) (25.6) Total operating benefits and expenses (332.5) (338.5) (330.3) (288.5) (308.9) (1,001.3) (935.6) Operating earnings before income taxes 44.2 37.7 40.6 57.2 37.0 122.5 91.7

Voya Financial Employee Benefits Key Metrics Page 43 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Three Months Ended Year-to-Date (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Sales Group life (Basic / Sup / AD&D) 6.1 6.0 36.6 5.4 7.2 48.7 48.8 Group stop loss 28.2 21.9 203.0 11.6 21.8 253.1 213.6 Disability 2.7 0.2 6.9 1.2 1.0 9.8 10.4 Association (Life, DI, PAI) 0.2 2.0 11.2 4.5 — 13.4 0.7 Other (PAI)—— 0.6 0.1 0.3 0.6 1.3 Total group products 37.3 30.1 258.3 22.8 30.3 325.7 274.7 Voluntary products 5.6 10.6 14.5 9.0 5.2 30.7 31.8 Total sales by product line 42.9 40.7 272.8 31.8 35.5 356.4 306.5 Total gross premiums and deposits 380.2 383.4 374.6 342.4 340.6 1,138.2 1,031.8 Total annualized in-force premiums 1,599.7 1,579.8 1,564.7 1,406.4 1,398.2 1,599.7 1,398.2 Assets under management (EOP) General account 1,795.3 1,798.9 1,755.4 1,761.1 1,780.8 1,795.3 1,780.8 Separate account 14.4 15.7 16.1 16.1 16.0 14.4 16.0 Total 1,809.7 1,814.6 1,771.5 1,777.2 1,796.8 1,809.7 1,796.8

Corporate PLAN INVEST PROTECT VOYA® FINANCIAL

Voya Financial Corporate Operating Earnings Page 45 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Year-to-Date Three Months Ended (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Interest expense (48.1) (49.9) (48.0) (47.5) (46.8) (146.0) (140.5) Amortization of intangibles (9.1) (9.2) (9.2) (9.2) (9.2) (27.5) (26.4) Strategic investment program (1) (31.7) (13.1) ——— (44.8) — Other (2) 13.3 18.9 9.0 9.0 8.9 41.2 44.2 Operating earnings before income taxes (75.6) (53.3) (48.2) (47.7) (47.1) (177.1) (122.7) (1) On June 2, 2015, we announced that we would undertake a strategic investment program over the next four years as it relates to IT simplification, digital and analytics, and cross-enterprise initiatives. (2) The three months ended 3/31/14, 6/30/14, and 9/30/15 include $(1.8) million, $5.8 million, and $1.6 million of net investment income from Lehman Recovery/LIHTC, respectively.

Closed Blocks (Variable Annuity and Other) PLAN INVEST PROTECT VOYA® FINANCIAL

Voya Financial Closed Block ISP and Other Operating Earnings Page 47 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Three Months Ended Year-to-Date (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Closed Block Institutional Spread Products 4.0 3.2 5.1 (1.0) 8.5 12.3 20.5 Closed Block Other (1.4) 0.8 8.7 3.8 2.0 8.1 1.4 Operating earnings before income taxes 2.6 4.0 13.8 2.8 10.5 20.4 21.9 Three Months Ended Year-to-Date Closed Block Institutional Spread Products 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Operating revenues Net investment income and net realized gains (losses) 13.7 13.8 15.0 20.6 18.4 42.5 52.2 Premiums——— 0.5 0.6 — 1.8 Other revenue (0.2) (0.3) (0.1) (0.2) (0.4) (0.6) (0.8) Total operating revenues 13.5 13.5 14.9 20.9 18.6 41.9 53.2 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (7.2) (7.7) (7.2) (19.5) (7.5) (22.1) (23.8) Operating expenses (2.3) (2.6) (2.6) (2.3) (2.5) (7.5) (8.6) Net amortization of DAC/VOBA——— (0.1) (0.1) — (0.3) Total operating benefits and expenses (9.5) (10.3) (9.8) (21.9) (10.1) (29.6) (32.7) Operating earnings before income taxes 4.0 3.2 5.1 (1.0) 8.5 12.3 20.5 Three Months Ended Year-to-Date 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 9/30/15 9/30/14 Closed Block Other Operating revenues Net investment income and net realized gains (losses) 0.3 2.5 5.5 5.7 6.0 8.3 18.1 Premiums 0.8 0.1 1.2 1.1 0.6 2.1 3.4 Other revenue 0.3 (0.1) 0.3 — 0.2 0.5 0.3 Total operating revenues 1.4 2.5 7.0 6.8 6.8 10.9 21.8 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (1.2) (0.8) 3.4 (1.1) (0.4) 1.4 (8.5) Operating expenses (1.6) (0.9) (1.7) (1.9) (4.4) (4.2) (11.9) Total operating benefits and expenses (2.8) (1.7) 1.7 (3.0) (4.8) (2.8) (20.4) Operating earnings before income taxes (1.4) 0.8 8.7 3.8 2.0 8.1 1.4

Page 48 of 70

Voya Financial
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Revenues							
Net investment income	61.1	54.7	50.9	46.5	43.0	166.7	116.7
Fee income	274.9	291.2	288.0	302.9	316.2	854.1	948.8
Premiums	82.4	164.3	89.2	303.0	76.0	335.9	219.2
Net realized gains (losses)	370.3	145.5	(166.2) R	(462.3) R	227.1 R	349.6	(227.4) R
Other revenues and premiums	0.3	2.8	2.5	3.6	3.3	5.6	11.0
Total revenues	**789.0**	**658.5**	**264.4**	**193.7**	**665.6**	**1,711.9**	**1,068.3**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(682.9)	(351.8)	(168.5)	(376.2)	(429.3)	(1,203.2)	(618.6)
Operating expenses and interest expense	(104.1)	(110.5)	(112.1)	(116.0)	(116.9)	(326.7)	(357.6)
Net amortization of DAC/VOBA	(9.1)	(15.7)	(13.2)	(18.8)	16.6	(38.0)	(14.0)
Total benefits and expenses	**(796.1)**	**(478.0)**	**(293.8)**	**(511.0)**	**(529.6)**	**(1,567.9)**	**(990.2)**
Income (loss) before income taxes	**(7.1)**	**180.5**	**(29.4)**	**(317.3)**	**136.0**	**144.0**	**78.1**

	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
The following table presents notable items that result in volatility in income (loss) before income taxes:							
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [(1)]	(613.4)	47.5	(305.1) R	(638.1) R	(319.3) R	(871.0)	(816.1) R
Gains (losses) related to CHO program [(1)]	122.4	(14.4)	(2.3) R	(65.0) R	(2.0) R	105.7	(56.1)
Gain (loss) due to nonperformance risk[(1)]	240.9	(68.2)	56.0 R	152.1 R	171.3 R	228.7	175.6 R
Net investment gains (losses) [(1)]	(3.1)	-	1.5	1.1	(0.2)	(1.6)	(1.5)
DAC/VOBA and other intangibles unlocking and loss recognition	7.0	(2.6)	0.3	(5.4)	37.8	4.7	39.8

(1) Amounts exclude net amortization of DAC/VOBA and other intangibles.
R Revised

PLAN | INVEST | PROTECT

Voya Financial Closed Block Variable Annuity Death and Living Benefits Page 49 of 70 PLAN INVEST PROTECT VOYA® FINANCIAL Balances as of (in millions USD) 9/30/15 6/30/15 3/31/15 12/31/14 9/30/14 Death and living benefits-account value GMAB/GMWB 636 709 749 777 810 GMIB 11,645 12,962 13,796 14,027 14,828 GMWBL 14,032 15,248 15,766 15,804 15,921 No living benefits 9,049 9,929 10,326 10,469 10,626 Total (1) 35,362 38,848 40,637 41,077 42,185 Net amount at risk (after reinsurance) Total DB NAR 6,630 5,203 4,895 5,048 5,263 GMAB/GMWB 21 16 15 17 18 GMIB(2) 3,385 2,389 2,469 2,361 2,270 GMWBL(2) 2,374 1,271 1,646 1,324 902 Total LB NAR 5,780 3,676 4,130 3,702 3,190 (1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business (2) GMIB and GMWBL values represent discounted net amount at risk

Page 50 of 70

Voya Financial
Closed Block Variable Annuity AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Products in accumulation phase:							
Balance as of beginning of period	38,902.6	40,691.9	41,132.0	42,238.2	44,223.4	41,132.0	44,788.2
Deposits	27.8	33.9	34.0	34.5	34.9	95.7	135.9
Surrenders, benefits, and product charges	(1,016.6)	(1,439.4)	(1,229.5)	(1,789.6)	(1,260.1)	(3,685.5)	(3,804.1)
Net cash flow	(988.8)	(1,405.5)	(1,195.5)	(1,755.1)	(1,225.2)	(3,589.8)	(3,668.2)
Interest credited and investment performance	(2,502.0)	(383.8)	755.4	648.9	(760.0)	(2,130.4)	1,118.2
Balance as of end of period	**35,411.8**	**38,902.6**	**40,691.9**	**41,132.0**	**42,238.2**	**35,411.8**	**42,238.2**
End of period contracts in payout status	2,817.4	2,676.8	2,275.8	2,082.2	1,312.0	2,817.4	1,312.0
Total balance as of end of period (1)	**38,229.2**	**41,579.4**	**42,967.7**	**43,214.2**	**43,550.2**	**38,229.2**	**43,550.2**
Assets Under Management							
General account	3,269.8	3,128.7	2,739.0	2,556.3	1,795.2	3,269.8	1,795.2
Separate account	34,959.4	38,450.7	40,228.7	40,657.9	41,755.0	34,959.4	41,755.0
Total (1)	**38,229.2**	**41,579.4**	**42,967.7**	**43,214.2**	**43,550.2**	**38,229.2**	**43,550.2**

(1) Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

PLAN | INVEST | PROTECT

Investment Information PLAN INVEST PROTECT VOYA® FINANCIAL

Voya Financial
Portfolio Composition

Page 52 of 70

(in millions USD)	Balances as of 9/30/15 Amount	9/30/15 % of Total	6/30/15 Amount	6/30/15 % of Total	3/31/15 Amount	3/31/15 % of Total	12/31/14 Amount	12/31/14 % of Total	9/30/14 Amount	9/30/14 % of Total
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	69,211.8		68,162.5		71,417.4		69,910.3		70,180.5	
CLOs Adjustments [1]	(45.6)		(61.6)		(42.4)		(46.6)		(43.2)	
VOEs Adjustments [1]	45.6		61.6		42.4		46.6		18.4	
Fixed maturities, available for sale, at fair value, after consolidation	69,211.8	76.1%	68,162.5	77.2%	71,417.4	76.8%	69,910.3	77.0%	70,155.7	78.1%
Fixed maturities, at fair value using the fair value option	3,595.4	3.9%	3,568.1	4.0%	3,675.3	3.9%	3,564.5	3.9%	3,557.8	4.0%
Equity securities, available for sale, at fair value	338.2	0.4%	279.6	0.3%	283.6	0.3%	271.8	0.3%	270.5	0.3%
Short-term investments	1,572.9	1.7%	1,064.5	1.2%	1,615.5	1.7%	1,711.4	1.9%	1,173.1	1.3%
Mortgage loans on real estate	10,727.2	11.8%	10,366.7	11.7%	10,194.5	11.0%	9,794.1	10.8%	9,949.7	11.1%
Policy loans	2,027.2	2.2%	2,034.1	2.3%	2,074.1	2.2%	2,104.0	2.3%	2,104.2	2.3%
Limited partnerships/corporations, before consolidation	1,210.2		1,186.4		1,066.7		1,057.6		1,080.9	
VOEs Adjustments [1]	(744.6)		(714.6)		(691.2)		(694.4)		(732.7)	
Limited partnerships/corporations, after consolidation	465.6	0.5%	471.8	0.5%	375.5	0.4%	363.2	0.4%	348.2	0.4%
Derivatives	1,919.5	2.1%	1,429.3	1.6%	2,127.0	2.3%	1,819.6	2.0%	1,136.8	1.3%
Other investments	92.7	0.1%	93.3	0.1%	97.0	0.1%	110.3	0.1%	106.8	0.1%
Securities pledged to creditors	1,099.5	1.2%	976.5	1.1%	1,209.7	1.3%	1,184.6	1.3%	1,021.6	1.1%
Total investments, after consolidation	**91,050.0**	**100.0%**	**88,446.4**	**100.0%**	**93,069.6**	**100.0%**	**90,833.8**	**100.0%**	**89,824.4**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,484.4	6.1%	3,652.3	5.0%	4,223.3	5.6%	4,339.9	5.8%	4,649.4	6.2%
U.S. Corporate - Public	34,516.0	46.7%	34,049.2	46.8%	36,204.0 R	47.4%	34,343.7	46.0%	33,984.0	45.4%
U.S. Corporate - Private	6,498.4	8.8%	6,405.9	8.8%	6,155.3 R	8.1%	6,397.1	8.7%	6,094.2	8.2%
Foreign Government / Agency	888.7	1.2%	884.5	1.2%	911.3	1.2%	891.3	1.2%	897.0	1.2%
Foreign Corporate - Public	7,179.6	9.7%	7,544.0	10.4%	7,770.6	10.2%	7,497.9	10.0%	7,719.8	10.3%
Foreign Corporate - Private	7,702.5	10.4%	7,805.6	10.7%	8,031.1	10.5%	8,055.0	10.8%	8,400.7	11.3%
State, municipalities and political subdivisions	1,166.9	1.6%	840.6	1.2%	798.1	1.0%	694.4	0.9%	454.8	0.6%
Residential mortgaged-backed securities:										
CMO-B Agency	3,318.2	4.5%	3,323.4	4.6%	3,416.5	4.5%	3,310.2	4.4%	3,080.0	4.1%
CMO-B Non-Agency	354.5	0.5%	346.6	0.5%	391.8	0.5%	393.3	0.5%	391.4	0.5%
Agency	1,725.3	2.3%	1,789.2	2.5%	1,992.9	2.6%	2,153.6	2.9%	2,376.8	3.2%
Non-Agency [3]	1,135.8	1.5%	1,194.8	1.6%	1,273.9	1.7%	1,333.5	1.8%	1,408.1	1.9%
Total Residential mortgage-backed securities	**6,533.8**	**8.8%**	**6,654.0**	**9.2%**	**7,075.1**	**9.3%**	**7,190.6**	**9.7%**	**7,256.3**	**9.7%**
Commercial mortgage-backed securities	4,115.2	5.6%	3,987.7	5.5%	4,185.9	5.5%	4,188.2	5.6%	4,030.8	5.4%
Other asset-backed securities [3]	821.2	1.1%	883.3	1.2%	947.7	1.2%	1,061.3	1.4%	1,248.1	1.7%
Total fixed maturities, including securities pledged [5]	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	1,393.7	1.9%	1,825.8	2.5%	2,091.4	2.7%	2,218.5	3.0%	2,362.3	3.2%
Due after one year through five years	13,629.5	18.5%	13,257.7	18.2%	13,448.4	17.6%	13,199.4	17.7%	13,484.2	18.0%
Due after five years through ten years	21,075.1	28.5%	20,720.6	28.5%	21,582.6	28.3%	20,935.9	28.0%	21,719.0	29.1%
Due after ten years	26,338.2	35.6%	25,378.0	34.9%	26,971.3	35.4%	25,865.5	34.6%	24,634.4	32.9%
CMO-B	3,672.7	5.0%	3,670.0	5.1%	3,808.3	5.0%	3,703.5	5.0%	3,471.4	4.6%
Mortgage-backed securities	6,976.3	9.4%	6,971.7	9.6%	7,452.7	9.8%	7,675.3	10.3%	7,815.7	10.5%
Other asset-backed securities [3]	821.2	1.1%	883.3	1.2%	947.7	1.2%	1,061.3	1.4%	1,248.1	1.7%
Total fixed maturities, including securities pledged	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	42,700.0	57.8%	40,955.0	56.3%	43,273.9	56.7%	42,566.5	56.9%	42,099.3	56.3%
2	28,034.3	37.9%	28,559.2	39.3%	29,736.5	39.0%	28,903.0	38.7%	29,140.6	39.0%
3	2,645.6	3.6%	2,645.6	3.6%	2,702.0	3.5%	2,594.4	3.5%	2,855.2	3.8%
4	296.0	0.4%	324.1	0.4%	342.2	0.4%	344.8	0.5%	393.4	0.5%
5	45.0	0.1%	36.8	0.1%	43.6	0.1%	55.2	0.1%	59.1	0.1%
6	185.8	0.2%	186.4	0.3%	204.2	0.3%	195.5	0.3%	187.5	0.3%
Total fixed maturities, including securities pledged [4] [5]	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	13,812.9	18.7%	12,814.2	17.6%	14,001.1	18.3%	13,974.3	18.7%	14,233.4	19.0%
AA	4,749.2	6.4%	4,585.4	6.3%	4,896.3	6.4%	4,689.0	6.3%	4,620.2	6.2%
A	22,228.1	30.1%	21,447.5	29.5%	22,389.8	29.4%	21,994.7	29.5%	21,561.6	28.9%
BBB	28,444.5	38.5%	29,074.7	40.0%	29,882.3	39.2%	29,092.5	38.9%	29,238.8	39.1%
BB	2,938.0	4.0%	2,982.1	4.1%	3,218.4	4.2%	2,943.5	4.0%	3,092.1	4.1%
B and below	1,734.0	2.3%	1,803.2	2.5%	1,914.5	2.5%	1,965.4	2.6%	1,989.0	2.7%
Total fixed maturities, including securities pledged [5]	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.

[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

[4] ARO ratings do not directly translate into NAIC ratings.

[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on The Company's balance sheet. Refer to page in "Additional Information" section.

R Revised

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Voya Financial
Portfolio Results

(in millions USD)	Three Months Ended										Year to Date			
	9/30/15		6/30/15		3/31/15		12/31/14		9/30/14		9/30/15		9/30/14	
Operating investment income and annualized yield [5]	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities [1]	837.8	5.06%	830.2	5.04%	829.5	5.03%	835.1	5.05%	836.4	5.04%	2,497.5	5.04%	2,507.7	5.02%
Equity securities	3.2	4.44%	1.1	1.97%	2.7	3.93%	3.1	4.64%	2.3	3.38%	7.0	3.53%	9.7	4.92%
Mortgage loans	122.0	4.76%	120.3	4.80%	119.0	4.88%	118.4	4.92%	119.2	5.04%	361.3	4.81%	348.4	5.04%
Limited partnerships	9.1	3.13%	21.8	7.64%	13.8	5.29%	5.9	2.26%	47.4	19.20%	44.7	5.34%	115.0	16.64%
Policy loans	27.0	5.48%	26.9	5.44%	27.6	5.48%	27.8	5.42%	27.9	5.45%	81.5	5.46%	83.4	5.41%
Short-term investments	0.7	0.07%	0.7	0.10%	0.9	0.11%	0.6	0.10%	0.9	0.17%	2.3	0.09%	2.4	0.16%
Derivatives [1]	7.3	N/A	9.3	N/A	8.9	N/A	7.2	N/A	3.5	N/A	25.5	N/A	6.5	N/A
Pre payment fee income	29.3	0.14%	16.1	0.08%	38.3	0.18%	58.0	0.28%	31.6	0.15%	83.7	0.13%	60.5	0.10%
Other assets	0.7	N/A	(0.2)	N/A	1.3	N/A	(2.7)	N/A	3.1	N/A	1.8	N/A	6.4	N/A
Gross investment income before expenses and fees	**1,037.1**	**4.96%**	**1,026.2**	**4.98%**	**1,042.0**	**5.05%**	**1,053.4**	**5.18%**	**1,072.3**	**5.28%**	**3,105.3**	**5.00%**	**3,140.0**	**5.16%**
Expenses and fees	(41.7)	-0.20%	(39.7)	-0.20%	(39.5)	-0.19%	(39.0)	-0.20%	(41.9)	-0.21%	(120.9)	-0.20%	(121.9)	-0.21%
Total investment income and annualized yield	**995.4**	**4.76%**	**986.5**	**4.78%**	**1,002.5**	**4.86%**	**1,014.4**	**4.98%**	**1,030.4**	**5.07%**	**2,984.4**	**4.80%**	**3,018.1**	**4.95%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	61.1		54.7		50.9		46.5		43.0		166.7		116.7	
Total investment income, excluding CBVA	**934.3**		**931.8**		**951.6**		**967.9**		**987.4**		**2,817.7**		**2,901.4**	
Trading Gains/Losses [5]														
Fixed maturities	(5.7)		1.4		5.1		(1.7)		15.9		0.8		31.6	
Equity securities	(0.1)		(0.3)		0.1		-		0.1		(0.3)		18.9	
Mortgage loans	(0.5)		0.9		0.1		0.5		(0.1)		0.5		0.3	
Other investments	(1.3)		0.6		0.2		2.2		(10.1)		(0.5)		18.4	
Total Trading Gains/Losses, excluding CBVA	**(7.6)**		**2.6**		**5.5**		**1.0**		**5.8**		**0.5**		**69.2**	
Impairments [5]														
Fixed maturities	(36.5)		(7.3)		(3.5)		(6.4)		(7.0)		(47.3)		(11.7)	
Equity securities	-		-		(0.1)		0.1		-		(0.1)		(1.0)	
Mortgage loans	-		-		-		-		-		-		-	
Other investments	-		-		-		(0.1)		-		-		-	
Total Impairments, excluding CBVA	**(36.5)**		**(7.3)**		**(3.6)**		**(6.4)**		**(7.0)**		**(47.4)**		**(12.7)**	
Fair Value Adjustments [2]	**17.7**		**8.9**		**65.4**		**50.6**		**6.6**		**92.0**		**131.2**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**55.4**		**20.9**		**(67.5)**		**(27.5)**		**90.9**		**8.8**		**(22.7)**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA [5]	**29.0**		**25.1**		**(0.2)**		**17.7**		**96.3**		**53.9**		**165.0**	
CBVA Investment Income and Realized Capital Gains (Losses)	**431.4**		**200.2**		**(115.3)**		**(415.8)**		**270.1**		**516.3**		**(110.7)**	
Businesses exited through reinsurance [3]	**17.6**		**(40.2)**		**37.3**		**67.1**		**(1.4)**		**14.7**		**77.9**	
Consolidation/eliminations [4]	**13.5**		**16.8**		**41.7**		**34.5**		**(2.8)**		**72.0**		**31.4**	
Total Investment Income and Realized Capital Gains (Losses)	**1,425.8**		**1,133.7**		**915.1**		**671.4**		**1,349.6**		**3,474.6**		**3,065.0**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Consolidation/eliminations includes:
-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
-Other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

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Voya Financial
Alternative Investment Income

Page 54 of 70

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Retirement							
Average alternative investments	436.3	414.8	349.1	341.0	346.0	400.1	300.4
Alternative investment income	1.7	8.6	2.5	1.9	12.8	12.8	26.9
Annuities							
Average alternative investments	270.0	260.9	231.4	214.3	214.4	254.1	194.7
Alternative investment income	2.6	5.0	1.3	2.9	10.3	8.9	22.1
Investment Management							
Average alternative investments	219.4	185.7	148.3	146.9	145.6	184.5	144.7
Alternative investment income	0.4	3.4	6.1	(4.6)	9.0	9.9	24.3
Individual Life							
Average alternative investments	178.4	173.6	155.8	156.8	156.0	169.3	138.4
Alternative investment income	2.8	3.7	1.1	2.0	8.2	7.6	17.8
Employee Benefits							
Average alternative investments	44.4	42.0	34.7	33.5	33.2	40.4	28.1
Alternative investment income	0.2	0.9	0.2	0.2	1.5	1.3	3.0
Total Ongoing Business							
Average alternative investments	**1,148.5**	**1,077.0**	**919.3**	**892.5**	**895.2**	**1,048.4**	**806.3**
Alternative investment income	**7.7**	**21.6**	**11.2**	**2.4**	**41.8**	**40.5**	**94.1**
Corporate [1]							
Average alternative investments	-	-	109.8	109.2	108.0	36.6	105.9
Alternative investment income	-	-	2.8	3.7	3.7	2.8	12.9
Closed Blocks [2]							
Average alternative investments	28.2	30.5	23.4	30.0	38.0	27.4	34.2
Alternative investment income	-	0.7	0.2	0.2	1.6	0.9	4.0
Total Consolidated [3]							
Average alternative investments	**1,176.7**	**1,107.5**	**1,052.5**	**1,031.7**	**1,041.2**	**1,112.4**	**946.4**
Alternative investment income	**7.7**	**22.3**	**14.2**	**6.3**	**47.1**	**44.2**	**111.0**

[1] Effective in the second quarter of 2015, approximately $110 million of alternative assets previously allocated to excess capital in the Corporate Segment is now allocated to all segments in proportion to each segment's target statutory capital.

[2] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

[3] Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the three months ending 9/30/15, 6/30/14, and 3/31/14.

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Voya Financial
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	9/30/15		6/30/15		3/31/15		12/31/14		9/30/14	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(782.4)	74.4%	(703.7)	93.6%	(206.2)	85.7%	(294.0)	90.8%	(344.5)	98.7%
20% or more for less than six months	(254.9)	24.2%	(32.6)	4.3%	(30.9)	12.8%	(26.5)	8.2%	(0.6)	0.2%
20% or more for six months or greater	(14.6)	1.4%	(15.6)	2.1%	(3.6)	1.5%	(3.1)	1.0%	(4.0)	1.1%
Total Unrealized Loss	**(1,051.9)**	**100.0%**	**(751.9)**	**100.0%**	**(240.7)**	**100.0%**	**(323.6)**	**100.0%**	**(349.1)**	**100.0%**
Total Unrealized Gain	**4,542.7**		**4,432.3**		**7,018.0**		**6,168.4**		**5,591.4**	
Net Unrealized Gain/Loss	**3,490.8**		**3,680.4**		**6,777.3**		**5,844.8**		**5,242.3**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss) [(1)]	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
US Treasuries and US government agencies and authorities	635.2	502.6	775.0	684.8	466.6
US Corporate - Public	1,477.4	1,566.1	3,490.3	2,928.1 R	2,462.4
US Corporate - Private	216.6	204.9	415.4	387.2 R	372.6
Foreign Government / Agency	0.7	26.4	46.4	33.0	34.4
Foreign Corporate - Public	46.3	218.9	509.7	381.2	454.2
Foreign Corporate - Private	305.5	380.6	547.1	498.4	551.0
State, municipalities, and political subdivisions	14.6	1.2	43.8	34.9	20.0
Residential mortgaged-backed securities:					
CMO-B Agency	364.9	368.4	385.3	366.7	365.7
CMO-B Non-Agency	111.7	105.6	123.1	121.8	116.1
Agency	38.6	31.0	51.6	41.3	27.8
Non-Agency	69.0	77.7	77.5	73.6	78.7
Total Residential mortgage-backed securities	**584.2**	**582.7**	**637.5**	**603.4**	**588.3**
Commercial Mortgage-Backed Securities	189.9	179.1	288.9	271.9	269.3
Other Asset-Backed Securities [(1)]	20.4	17.9	23.2	21.9	23.5
Total Net Unrealized Gain/Loss	**3,490.8**	**3,680.4**	**6,777.3**	**5,844.8**	**5,242.3**

[(1)] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
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Voya Financial
Asset Backed Securities

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	9/30/15		6/30/15		3/31/15		12/31/14		9/30/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,043.5	4,574.7	5,105.1	4,641.1	5,401.7	4,894.0	5,456.0	4,974.9	5,448.6	4,979.8
Prime / Non-Agency	648.3	518.5	671.4	545.3	751.1	607.4	776.8	632.2	906.2	761.1
Alt-A RMBS	352.2	298.7	367.0	313.6	392.8	334.7	408.7	351.7	325.7	269.1
Subprime Mortgage-Backed Securities	489.8	452.4	510.5	468.0	529.5	487.5	549.1	512.6	575.8	539.8
Total (1) (2)	**6,533.8**	**5,844.3**	**6,654.0**	**5,968.0**	**7,075.1**	**6,323.6**	**7,190.6**	**6,471.4**	**7,256.3**	**6,549.8**

CMBS Balances by Year of Origination

	Balances as of									
	9/30/15		6/30/15		3/31/15		12/31/14		9/30/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	394.4	389.0	115.5	118.7	66.3	64.8	-	-	-	-
2014	722.3	695.0	631.9	623.9	687.5	639.5	640.4	613.1	384.2	377.1
2013	555.8	511.1	516.5	488.2	542.1	487.6	513.4	476.8	427.2	411.5
2012	29.8	28.7	21.4	20.8	22.0	20.7	14.6	13.9	11.0	10.7
2011	33.1	32.5	11.8	11.9	12.2	11.9	9.9	10.0	-	-
2010	16.6	16.2	15.6	15.5	16.3	15.8	13.8	13.5	8.4	8.2
2008	10.8	9.7	10.9	9.6	11.0	9.6	11.0	9.5	11.1	9.4
2007	1,079.6	1,008.4	1,093.2	1,008.5	1,109.9	1,011.1	1,112.5	1,009.2	1,131.0	1,013.8
2006	1,033.9	1,000.8	1,134.4	1,085.4	1,156.6	1,093.0	1,166.0	1,090.9	1,186.7	1,097.5
2005 and prior	238.9	233.9	436.5	426.1	562.0	543.0	706.6	679.4	871.2	833.3
Total (1) (2)	**4,115.2**	**3,925.3**	**3,987.7**	**3,808.6**	**4,185.9**	**3,897.0**	**4,188.2**	**3,916.3**	**4,030.8**	**3,761.5**

Other ABS Balances by Loan Classification

	Balances as of									
	9/30/15		6/30/15		3/31/15		12/31/14		9/30/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	461.6	448.2	469.7	457.7	527.7	511.4	611.6	597.0	662.9	648.1
Automobile Receivables	134.1	134.0	145.7	145.6	170.5	170.2	182.0	181.8	279.3	278.9
CLO's (1)	13.4	13.4	66.1	64.9	65.1	64.1	63.9	62.8	69.9	67.9
Other	212.1	205.2	201.8	197.2	184.4	178.8	203.8	197.8	236.0	229.7
Total (1) (2)	**821.2**	**800.8**	**883.3**	**865.4**	**947.7**	**924.5**	**1,061.3**	**1,039.4**	**1,248.1**	**1,224.6**

(1) Excludes consolidated CLO's

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Page 57 of 70

Voya Financial
RMBS Securities Summary

(in millions USD)

RMBS[1]
By Rating and Origination Year
As of September 30, 2015

NAIC Designation	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,030.3	4,560.2	413.7	360.8	313.1	266.4	430.7	391.4	6,187.8	5,578.8
2	-	-	30.9	30.5	16.2	15.6	39.8	43.2	86.9	89.3
3	-	-	8.5	6.9	16.9	13.5	4.3	3.4	29.7	23.8
4	13.2	14.5	3.0	0.4	2.6	0.5	13.0	13.2	31.8	28.6
5	-	-	38.4	27.2	-	-	1.3	0.6	39.7	27.8
6	-	-	153.8	92.7	3.4	2.7	0.7	0.6	157.9	96.0
Total by rating [2]	**5,043.5**	**4,574.7**	**648.3**	**518.5**	**352.2**	**298.7**	**489.8**	**452.4**	**6,533.8**	**5,844.3**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,024.2	4,554.1	5.0	4.9	0.1	0.1	-	-	5,029.3	4,559.1
AA	2.5	2.5	21.7	19.9	0.3	0.3	2.9	2.9	27.4	25.6
A	3.6	3.6	13.9	13.6	3.1	3.0	12.3	12.6	32.9	32.8
BBB	-	-	56.1	55.7	9.2	9.5	28.3	29.8	93.6	95.0
BB	-	-	60.7	55.1	11.9	11.5	36.1	38.6	108.7	105.2
B and below	13.2	14.5	490.9	369.3	327.6	274.3	410.2	368.5	1,241.9	1,026.6
Total by rating [2]	**5,043.5**	**4,574.7**	**648.3**	**518.5**	**352.2**	**298.7**	**489.8**	**452.4**	**6,533.8**	**5,844.3**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	83.9	83.7	-	-	-	-	-	-	83.9	83.7
2014	408.1	399.7	-	-	-	-	-	-	408.1	399.7
2013	903.5	877.4	-	-	-	-	-	-	903.5	877.4
2012	631.4	630.8	-	-	-	-	-	-	631.4	630.8
2011	721.1	691.3	-	-	-	-	-	-	721.1	691.3
2010	555.9	531.4	16.6	16.0	-	-	-	-	572.5	547.4
2009	199.0	196.6	4.5	4.6	-	-	-	-	203.5	201.2
2008	119.1	107.8	-	-	-	-	-	-	119.1	107.8
2007	306.4	273.3	128.8	115.5	80.3	68.9	146.9	126.9	662.4	584.6
2006	345.4	247.9	171.4	101.4	119.7	92.0	134.5	116.4	771.0	557.7
2005 and prior	769.7	534.8	327.0	281.0	152.2	137.8	208.4	209.1	1,457.3	1,162.7
Total by origination year [2]	**5,043.5**	**4,574.7**	**648.3**	**518.5**	**352.2**	**298.7**	**489.8**	**452.4**	**6,533.8**	**5,844.3**

[1] Subprime mortgage-backed securities are included in RMBS under this presentation.
[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of September 30, 2015

	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	341.5	336.1	39.7	39.7	13.2	13.2	-	-	-	-	-	-	394.4	389.0
2014	713.5	686.1	7.8	7.8	1.0	1.1	-	-	-	-	-	-	722.3	695.0
2013	552.6	507.9	-	-	3.2	3.2	-	-	-	-	-	-	555.8	511.1
2012	29.8	28.7	-	-	-	-	-	-	-	-	-	-	29.8	28.7
2011	33.1	32.5	-	-	-	-	-	-	-	-	-	-	33.1	32.5
2010	16.3	15.9	0.3	0.3	-	-	-	-	-	-	-	-	16.6	16.2
2008	-	-	-	-	-	-	-	-	10.8	9.7	-	-	10.8	9.7
2007	115.8	110.0	253.6	242.7	146.3	140.4	199.2	191.2	211.8	188.1	152.9	136.0	1,079.6	1,008.4
2006	499.3	492.7	98.3	95.6	186.4	181.8	151.3	144.6	56.6	54.4	42.0	31.7	1,033.9	1,000.8
2005 and prior	67.8	67.2	24.3	24.3	96.8	95.7	8.2	8.2	28.1	27.2	13.7	11.3	238.9	233.9
Total by origination year (3)	**2,369.7**	**2,277.1**	**424.0**	**410.4**	**446.9**	**435.4**	**358.7**	**344.0**	**307.3**	**279.4**	**208.6**	**179.0**	**4,115.2**	**3,925.3**

Other Asset-Backed Securities (1)
By Rating and Classification

As of September 30, 2015

	Credit Card Receivables		Automobile Receivables		CLO's (2)		Other		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	461.6	448.2	134.1	134.0	-	-	109.8	105.5	705.5	687.7
AA	-	-	-	-	13.4	13.4	5.4	5.4	18.8	18.8
A	-	-	-	-	-	-	19.5	19.3	19.5	19.3
BBB	-	-	-	-	-	-	56.9	55.8	56.9	55.8
BB	-	-	-	-	-	-	20.5	19.2	20.5	19.2
B and below	-	-	-	-	-	-	-	-	-	-
Total by rating (3)	**461.6**	**448.2**	**134.1**	**134.0**	**13.4**	**13.4**	**212.1**	**205.2**	**821.2**	**800.8**

	Credit Card Receivables		Automobile Receivables		CLO's (2)		Other		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	461.6	448.2	134.1	134.0	13.4	13.4	174.2	169.8	783.3	765.4
2	-	-	-	-	-	-	13.5	12.2	13.5	12.2
3	-	-	-	-	-	-	9.5	8.9	9.5	8.9
4	-	-	-	-	-	-	14.9	14.3	14.9	14.3
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	-	-	-	-	-	-
Total by rating (3)	**461.6**	**448.2**	**134.1**	**134.0**	**13.4**	**13.4**	**212.1**	**205.2**	**821.2**	**800.8**

(1) Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.

(2) Excludes consolidated CLO's

(3) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Page 59 of 70

Voya Financial
Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	9/30/15		6/30/15		3/31/15		12/31/14		9/30/14	
U.S. Region	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Pacific	2,708.1	25.3%	2,649.2	25.5%	2,566.5	25.2%	2,395.9	24.6%	2,490.9	25.0%
South Atlantic	2,321.3	21.6%	2,272.3	21.9%	2,214.7	21.7%	2,028.0	20.7%	2,031.3	20.4%
Middle Atlantic	1,506.3	14.0%	1,429.4	13.8%	1,447.0	14.2%	1,402.0	14.3%	1,355.1	13.6%
East North Central	1,137.6	10.6%	1,035.7	10.0%	1,049.5	10.3%	1,030.8	10.5%	1,190.5	12.0%
West South Central	1,235.5	11.5%	1,171.4	11.3%	1,145.7	11.2%	1,147.7	11.7%	1,101.6	11.1%
Mountain	913.7	8.5%	867.1	8.4%	852.9	8.4%	832.2	8.5%	837.8	8.4%
West North Central	497.8	4.7%	505.4	4.9%	501.8	4.9%	514.0	5.2%	528.4	5.3%
New England	228.6	2.1%	230.5	2.2%	204.8	2.0%	197.0	2.0%	182.3	1.8%
East South Central	181.6	1.7%	208.5	2.0%	214.3	2.1%	249.3	2.5%	235.2	2.4%
Total Commercial Mortgage Loans [(1)]	**10,730.5**	**100.0%**	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**
Property Type										
Industrial	2,481.7	23.1%	2,363.8	22.8%	2,177.7	21.4%	2,283.0	23.3%	2,769.3	27.8%
Retail	3,714.7	34.6%	3,717.1	35.8%	3,539.2	34.6%	3,408.4	34.8%	3,190.4	32.1%
Office	1,583.8	14.8%	1,406.5	13.6%	1,274.7	12.5%	1,246.5	12.7%	1,226.3	12.3%
Apartments	1,886.6	17.6%	1,823.0	17.6%	1,762.3	17.3%	1,680.7	17.2%	1,582.2	15.9%
Hotel/Motel	428.0	4.0%	399.3	3.9%	387.3	3.8%	382.7	3.9%	390.3	3.9%
Other	530.1	4.9%	553.6	5.3%	752.3	7.4%	449.1	4.6%	446.8	4.5%
Mixed Use	105.6	1.0%	106.2	1.0%	303.7	3.0%	346.5	3.5%	347.8	3.5%
Total Commercial Mortgage Loans [(1)]	**10,730.5**	**100.0%**	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**
Loan Size										
Under $5 million	1,266.7	11.8%	1,318.2	12.7%	1,376.2	13.5%	1,383.3	14.1%	1,415.3	14.2%
$5 million but less than $10 million	1,605.9	15.0%	1,618.2	15.6%	1,584.6	15.5%	1,543.8	15.8%	1,548.4	15.6%
$10 million but less than $20 million	2,548.5	23.8%	2,485.3	24.0%	2,367.2	23.2%	2,370.1	24.2%	2,262.8	22.7%
$20 million but less than $30 million	1,516.3	14.1%	1,500.2	14.5%	1,449.7	14.2%	1,307.9	13.4%	1,265.6	12.7%
$30 million and over	3,793.1	35.3%	3,447.6	33.2%	3,419.5	33.6%	3,191.8	32.5%	3,461.0	34.8%
Total Commercial Mortgage Loans [(1)]	**10,730.5**	**100.0%**	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**
Other Stats as ratios										
LTV - Origination	60.1%		60.1%		60.2%		59.9%		59.7%	
LTV - Current	55.2%		55.8%		55.8%		55.4%		56.2%	
Debt Service Coverage	2.1		2.0		2.0		2.0		1.9	
Other Stats in USD millions										
Allowance for loan losses	3.3		2.8		2.7		2.8		3.4	

[(1)] Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Page 60 of 70

Voya Financial
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		9/30/15		6/30/15		3/31/15		12/31/14		9/30/14	
Type	Industry	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,704.2	8.9%	3,790.4	9.1%	4,084.2	9.3%	4,073.3	9.7%	4,031.8	9.7%
Public	Financial	7,319.5	17.6%	7,117.7	17.1%	7,661.1	17.4%	7,189.4 R	17.2%	7,231.8	17.3%
Public	Industrial and other companies	23,306.7	55.9%	23,367.8	56.2%	23,919.3	54.4%	22,570.2 R	53.9%	22,462.8	53.8%
Public	Utilities	6,105.5	14.6%	6,115.7	14.7%	7,048.6	16.0%	6,855.1	16.4%	6,869.4	16.5%
Public	Transportation	1,259.7	3.0%	1,201.6	2.9%	1,261.4	2.9%	1,153.6	2.8%	1,108.0	2.7%
Public	Sub-total	41,695.6	100.0%	41,593.2	100.0%	43,974.6	100.0%	41,841.6	100.0%	41,703.8	100.0%
Private	Communications	425.1	3.0%	437.1	3.1%	372.5	2.6%	367.9	2.5%	368.1	2.5%
Private	Financial	977.8	6.9%	1,006.1	7.1%	931.4	6.6%	1,100.4 R	7.6%	1,000.2	6.9%
Private	Industrial and other companies	9,037.7	63.6%	9,241.7	64.9%	9,192.4	64.8%	9,363.9 R	64.8%	9,317.6	64.3%
Private	Utilities	3,278.6	23.1%	3,049.5	21.5%	3,196.4	22.5%	3,131.4	21.7%	3,319.7	22.9%
Private	Transportation	481.7	3.4%	477.1	3.4%	493.7	3.5%	488.5	3.4%	489.3	3.4%
Private	Sub-total	14,200.9	100.0%	14,211.5	100.0%	14,186.4	100.0%	14,452.1	100.0%	14,494.9	100.0%
Total	Communications	4,129.3	7.4%	4,227.5	7.6%	4,456.7	7.7%	4,441.2	7.9%	4,399.9	7.8%
Total	Financial	8,297.3	14.8%	8,123.8	14.6%	8,592.5	14.8%	8,289.8	14.7%	8,232.0	14.6%
Total	Industrial and other companies	32,344.4	57.9%	32,609.5	58.4%	33,111.7	56.9%	31,934.1	56.8%	31,780.4	56.7%
Total	Utilities	9,384.1	16.8%	9,165.2	16.4%	10,245.0	17.6%	9,986.5	17.7%	10,189.1	18.1%
Total	Transportation	1,741.4	3.1%	1,678.7	3.0%	1,755.1	3.0%	1,642.1	2.9%	1,597.3	2.8%
Total	**Total**	**55,896.5**	**100.0%**	**55,804.7**	**100.0%**	**58,161.0**	**100.0%**	**56,293.7**	**100.0%**	**56,198.7**	**100.0%**

[R] Revised

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Page 61 of 70

Voya Financial
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of September 30, 2015	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	194.3	2.6%	194.3	2.3%	176.9	2.2%
Italy	-	0.0%	-	0.0%	246.3	3.3%	246.3	2.9%	232.5	2.8%
Portugal	-	0.0%	-	0.0%	10.3	0.1%	10.3	0.1%	8.3	0.1%
Spain	-	0.0%	-	0.0%	173.0	2.4%	173.0	2.0%	155.4	1.9%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**623.9**	**8.4%**	**623.9**	**7.3%**	**573.1**	**7.0%**
Austria	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Belgium	36.9	16.6%	-	0.0%	270.3	3.7%	307.2	3.6%	265.0	3.2%
Bulgaria	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Croatia	27.8	12.5%	-	0.0%	-	0.0%	27.8	0.3%	25.6	0.3%
Czech Republic	-	0.0%	-	0.0%	10.6	0.1%	10.6	0.1%	10.1	0.1%
Denmark	-	0.0%	-	0.0%	121.7	1.7%	121.7	1.4%	116.1	1.4%
Finland	-	0.0%	-	0.0%	17.6	0.2%	17.6	0.2%	17.0	0.2%
France	-	0.0%	139.6	14.0%	423.7	5.8%	563.3	6.6%	532.4	6.5%
Germany	-	0.0%	24.9	2.5%	787.4	10.7%	812.3	9.5%	790.2	9.7%
Hungary	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Iceland	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Kazakhstan	41.8	18.7%	1.0	0.1%	19.7	0.3%	62.5	0.7%	66.4	0.8%
Latvia	4.7	2.1%	-	0.0%	-	0.0%	4.7	0.1%	4.6	0.1%
Lithuania	34.4	15.4%	-	0.0%	-	0.0%	34.4	0.4%	30.2	0.4%
Luxembourg	-	0.0%	-	0.0%	27.4	0.4%	27.4	0.3%	25.0	0.3%
Netherlands	-	0.0%	178.9	17.9%	953.0	13.0%	1,131.9	13.2%	1,078.8	13.2%
Norway	-	0.0%	-	0.0%	270.3	3.7%	270.3	3.1%	262.5	3.2%
Russian Federation	54.8	24.6%	5.0	0.5%	86.1	1.2%	145.9	1.7%	141.3	1.7%
Slovakia	5.6	2.5%	-	0.0%	-	0.0%	5.6	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	-	0.0%	33.4	3.4%	83.6	1.1%	117.0	1.4%	109.5	1.3%
Switzerland	-	0.0%	274.7	27.6%	604.9	8.2%	879.6	10.2%	839.0	10.3%
Turkey	16.9	7.6%	-	0.0%	59.6	0.8%	76.5	0.9%	76.3	0.9%
United Kingdom	-	0.0%	338.6	34.0%	2,997.5	40.7%	3,336.1	38.9%	3,213.3	39.3%
Total Non-Peripheral Europe	**222.9**	**100.0%**	**996.1**	**100.0%**	**6,733.4**	**91.6%**	**7,952.4**	**92.7%**	**7,608.3**	**93.0%**
Total Europe	**222.9**	**100.0%**	**996.1**	**100.0%**	**7,357.3**	**100.0%**	**8,576.3**	**100.0%**	**8,181.4**	**100.0%**

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Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
DAC/VOBA and other intangibles unlocking							
Retirement	(48.2)	3.5	(4.2)	4.6	(30.4)	(48.9)	(34.6)
Annuities	(12.9)	5.0	9.5	(1.1)	17.8	1.6	27.5
Investment Management	-	-	-	-	-	-	-
Individual Life	(29.4)	(14.6)	0.1	5.5	(7.1)	(43.9)	(15.7)
Employee Benefits	(2.6)	(0.9)	(0.7)	-	(1.4)	(4.2)	(7.8)
Ongoing Business	(93.1)	(7.0)	4.7	9.0	(21.1)	(95.4)	(30.6)
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	(93.1)	(7.0)	4.7	9.0	(21.1)	(95.4)	(30.6)
Additional adjustments [1]							
Retirement	-	-	-	-	-	-	-
Annuities	-	-	-	-	-	-	-
Investment Management	-	-	-	-	-	-	-
Individual Life	-	-	-	20.0	-	-	-
Employee Benefits	-	-	-	-	-	-	-
Ongoing Business	-	-	-	20.0	-	-	-
Corporate	(46.5)	(49.9)	(48.0)	(47.4)	(46.8)	(144.4)	(136.5)
Total Closed Blocks	-	-	-	-	-	-	-
Total non-recurring items and interest expense	(46.5)	(49.9)	(48.0)	(27.4)	(46.8)	(144.4)	(136.5)
Total adjustments to operating earnings							
Retirement	(48.2)	3.5	(4.2)	4.6	(30.4)	(48.9)	(34.6)
Annuities	(12.9)	5.0	9.5	(1.1)	17.8	1.6	27.5
Investment Management	-	-	-	-	-	-	-
Individual Life	(29.4)	(14.6)	0.1	25.5	(7.1)	(43.9)	(15.7)
Employee Benefits	(2.6)	(0.9)	(0.7)	-	(1.4)	(4.2)	(7.8)
Ongoing Business	(93.1)	(7.0)	4.7	29.0	(21.1)	(95.4)	(30.6)
Corporate	(46.5)	(49.9)	(48.0)	(47.4)	(46.8)	(144.4)	(136.5)
Total Closed Blocks	-	-	-	-	-	-	-
Total adjustments to operating earnings	(139.6)	(56.9)	(43.3)	(18.4)	(67.9)	(239.8)	(167.1)

[1] Additional adjustments include impact of interest expenses, the Net gain (loss) from Lehman Recovery/LIHTC, and the Gain on reinsurance recapture

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Voya Financial
Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Twelve Months Ended 9/30/15	12/31/14
GAAP Return on Equity (Quarter to Date)							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**40.3**	**285.2**	**189.6**	**1,378.8**	**405.8**	**1,893.9**	**2,295.0**
Voya Financial, Inc. shareholders' equity: end of period	**14,286**	**14,856**	**16,144**	**16,146**	**14,639**	**14,286**	**16,144**
Voya Financial, Inc. shareholders' equity: average for period	14,571	15,500	16,145	15,393	14,753	15,402	14,571
GAAP Return on Equity	**1.1%**	**7.4%**	**4.7%**	**35.8%**	**11.0%**	**12.3%**	**15.8%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity							
Ongoing Business adjusted operating earnings before income taxes	**303.1**	**318.8**	**319.3**	**392.8**	**352.0**	**1,334.0**	**1,377.9**
Income taxes on adjusted operating earnings [1]	(97.0)	(102.0)	(102.2)	(137.5)	(123.2)	(438.8)	(482.2)
Ongoing Business adjusted operating earnings after income taxes	206.1	216.8	217.1	255.3	228.8	895.2	895.7
Interest expense after-tax [2]	(20.6)	(20.9)	(20.9)	(18.7)	(19.5)	(81.1)	(77.3)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**185.5**	**195.9**	**196.2**	**236.6**	**209.3**	**814.1**	**818.4**
End of period capital for Ongoing Business	**8,643**	**8,841**	**8,864**	**8,777**	**9,115**	**8,643**	**8,777**
Average capital for Ongoing Business	8,743	8,852	8,819	8,763	9,089	8,795	9,028
Average debt (based on 25% debt-to-capital ratio)	(2,186)	(2,213)	(2,205)	(2,191)	(2,272)	(2,199)	(2,257)
Average equity for Ongoing Business	**6,557**	**6,639**	**6,614**	**6,572**	**6,817**	**6,596**	**6,771**
Adjusted Operating Return on Capital for Ongoing Business	**9.4%**	**9.8%**	**9.8%**	**11.7%**	**10.1%**	**10.2%**	**9.9%**
Adjusted Operating Return on Equity for Ongoing Business [2]	**11.3%**	**11.8%**	**11.9%**	**14.4%**	**12.3%**	**12.3%**	**12.1%**

[1] Assumes 32% tax rate for 2015 and 35% tax rate for 2014.
[2] Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented.

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Voya Financial
Operating Revenues by Segment

(in millions USD)	Three Months Ended 9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	Year-to-Date 9/30/15	9/30/14
Retirement	1,137.3	593.8	600.5	630.3	605.7	2,331.6	1,797.1
Annuities	314.4	310.4	315.6	323.6	344.6	940.4	1,029.8
Investment Management	152.6	158.6	163.1	163.4	168.3	474.3	492.0
Individual Life	670.1	662.9	668.8	646.6	679.1	2,001.8	2,071.2
Employee Benefits	376.7	376.2	370.9	345.7	345.9	1,123.8	1,027.3
Ongoing Business	**2,651.1**	**2,101.9**	**2,118.9**	**2,109.6**	**2,143.6**	**6,871.9**	**6,417.4**
Corporate	14.1	18.6	20.4	19.5	22.9	53.1	71.8
Total Closed Blocks	14.9	16.0	21.9	27.7	25.4	52.8	75.0
Total operating revenues	**2,680.1**	**2,136.5**	**2,161.2**	**2,156.8**	**2,191.9**	**6,977.8**	**6,564.2**
Adjustments:							
Closed Block Variable Annuity	789.0	658.5	264.4	193.7	665.6	1,711.9	1,068.3
Net realized investment gains (losses) and related charges and adjustments	(97.8)	(19.1)	53.1	51.9	48.2	(63.8)	164.8
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	119.9	44.4	(53.6)	(30.5)	48.2	110.7	-
Revenues (losses) related to business exited through reinsurance or divestment	27.3	(52.2)	40.6	68.2	(4.8)	15.7	81.1
Revenues (loss) attributable to noncontrolling interests	146.8	159.8	89.8	0.2	174.9	396.4	454.8
Other adjustments to operating revenues [1]	54.2	66.0	75.5	75.5	72.1	195.7	237.9
Total revenue	**3,719.5**	**2,993.9**	**2,631.0**	**2,515.8**	**3,196.1**	**9,344.4**	**8,571.1**

[1] Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	395.1	382.1	388.9	394.4	393.6	1,166.1	1,161.7
Annuities	264.8	263.2	267.0	280.9	282.3	795.0	828.7
Investment Management	0.4	3.4	6.1	(4.6)	9.0	9.9	24.3
Individual Life	218.8	220.8	222.4	223.5	226.3	662.0	661.6
Employee Benefits	26.8	28.0	26.5	27.8	29.1	81.3	83.5
Total net investment income and net realized gains (losses)	**905.9**	**897.5**	**910.9**	**922.0**	**940.3**	**2,714.3**	**2,759.8**
Total Ongoing Business	**905.9**	**897.5**	**910.9**	**922.0**	**940.3**	**2,714.3**	**2,759.8**
Adjustments:							
Interest credited	(530.1)	(519.6)	(515.7)	(529.1)	(539.2)	(1,565.4)	(1,621.5)
Credit facility fees	(2.1)	(2.3)	(2.0)	(2.0)	(2.6)	(6.4)	(8.1)
Other	(3.9)	(3.0)	(4.6)	(4.0)	(4.3)	(11.5)	(12.2)
Total adjustments	**(536.1)**	**(524.9)**	**(522.3)**	**(535.1)**	**(546.1)**	**(1,583.3)**	**(1,641.8)**
Ongoing investment spread and other investment income	**369.8**	**372.6**	**388.6**	**386.9**	**394.2**	**1,131.0**	**1,118.0**
Fee based margin:							
Fee income							
Retirement	180.9	188.9	186.9	194.8	193.5	556.7	577.5
Annuities	16.0	16.0	15.2	14.6	15.0	47.2	42.4
Investment Management	145.0	147.6	146.9	148.7	149.5	439.5	442.4
Individual Life	307.0	287.0	295.3	273.2	269.3	889.3	838.4
Employee Benefits	21.0	15.5	15.8	15.4	23.9	52.3	54.2
Total Fee Income	**669.9**	**655.0**	**660.1**	**646.7**	**651.2**	**1,985.0**	**1,954.9**
Other revenue							
Retirement	17.7	19.1	14.0	19.3	17.9	50.8	53.1
Annuities	3.5	3.9	3.6	3.4	4.6	11.0	14.4
Investment Management	7.2	7.6	10.1	19.3	9.8	24.9	25.3
Individual Life	4.1	3.7	4.5	4.8	4.4	12.3	16.7
Employee Benefits	(1.3)	(1.7)	(1.4)	(0.9)	(0.8)	(4.4)	(3.2)
Total other revenue	**31.2**	**32.6**	**30.8**	**45.9**	**35.9**	**94.6**	**106.3**
Total Ongoing Business	**701.1**	**687.6**	**690.9**	**692.6**	**687.1**	**2,079.6**	**2,061.2**
Adjustments:							
Surrender fees and MVA charges	(6.8)	(7.2)	(2.3)	(5.2)	(8.2)	(16.3)	(23.1)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(322.5)	(297.0)	(305.4)	(282.9)	(287.4)	(924.9)	(873.2)
Other	0.9	(0.3)	(1.2)	(1.0)	(1.7)	(0.6)	(8.6)
Total adjustments	**(328.4)**	**(304.5)**	**(308.9)**	**(289.1)**	**(297.3)**	**(941.8)**	**(904.9)**
Ongoing fee based margin	**372.7**	**383.1**	**382.0**	**403.5**	**389.8**	**1,137.8**	**1,156.3**

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Ongoing Business Sources of Earnings Reconciliation

Page 67 of 70

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	543.6	3.7	10.7	21.8	0.7	558.0	4.8
Annuities	30.1	27.3	29.8	24.7	42.7	87.2	144.3
Investment Management	-	-	-	-	-	-	-
Individual Life	140.2	151.4	146.6	145.1	179.1	438.2	554.5
Employee Benefits	330.2	334.4	330.0	303.4	293.7	994.6	892.8
Total premiums	**1,044.1**	**516.8**	**517.1**	**495.0**	**516.2**	**2,078.0**	**1,596.4**
Interest credited and other policyholder benefits							
Retirement	(759.9)	(214.2)	(216.6)	(230.9)	(209.4)	(1,190.7)	(629.4)
Annuities	(166.0)	(177.3)	(175.4)	(181.8)	(204.1)	(518.7)	(631.3)
Investment Management	-	-	-	-	-	-	-
Individual Life	(527.5)	(495.8)	(490.6)	(455.7)	(632.8)	(1,513.9)	(1,659.9)
Employee Benefits	(252.7)	(260.1)	(255.4)	(220.9)	(235.7)	(768.2)	(719.8)
Total interest credited and other policyholder benefits	**(1,706.1)**	**(1,147.4)**	**(1,138.0)**	**(1,089.3)**	**(1,282.0)**	**(3,991.5)**	**(3,640.4)**
Total Ongoing Business	**(662.0)**	**(630.6)**	**(620.9)**	**(594.3)**	**(765.8)**	**(1,913.5)**	**(2,044.0)**
Adjustments:							
Interest credited	530.1	519.6	515.7	529.1	539.2	1,565.4	1,621.5
Surrender fees and MVA charges	6.8	7.2	2.3	5.2	8.2	16.3	23.1
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	307.1	294.4	306.2	301.1	297.5	907.7	879.4
Sales inducements amortization and unlocking	13.7	9.0	7.2	9.6	4.8	29.9	20.7
FAS 113 and SOP 03-1 amortization and unlocking	25.2	15.1	(0.2)	18.0	113.5	40.1	120.6
Credit facility fees	(22.7)	(21.8)	(21.6)	(21.1)	(22.7)	(66.1)	(66.9)
Other	(3.4)	4.2	2.4	3.4	6.8	3.2	20.1
Total adjustments	**856.8**	**827.7**	**812.0**	**845.3**	**947.3**	**2,496.5**	**2,618.5**
Ongoing net underwriting gain (loss) and other revenue	**194.8**	**197.1**	**191.1**	**251.0**	**181.5**	**583.0**	**574.5**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(210.6)	(221.3)	(219.8)	(214.3)	(208.6)	(651.7)	(651.9)
Annuities	(38.1)	(38.4)	(37.6)	(32.9)	(34.8)	(114.1)	(106.9)
Investment Management	(107.0)	(111.6)	(116.2)	(116.4)	(109.7)	(334.8)	(328.7)
Individual Life	(90.1)	(85.4)	(92.3)	(83.5)	(88.7)	(267.8)	(275.7)
Employee Benefits	(71.2)	(73.3)	(70.3)	(64.5)	(60.9)	(214.8)	(190.2)
Total operating and interest expense	**(517.0)**	**(530.0)**	**(536.2)**	**(511.6)**	**(502.7)**	**(1,583.2)**	**(1,553.4)**
Total Ongoing Business	**(517.0)**	**(530.0)**	**(536.2)**	**(511.6)**	**(502.7)**	**(1,583.2)**	**(1,553.4)**
Adjustments:							
Credit facility fees	24.8	24.1	23.6	23.1	25.3	72.5	75.0
Other	3.0	(0.7)	3.5	1.5	(0.6)	5.8	1.3
Total adjustments	**27.8**	**23.4**	**27.1**	**24.6**	**24.7**	**78.3**	**76.3**
Ongoing administrative expenses and trail commissions	**(489.2)**	**(506.7)**	**(509.1)**	**(487.0)**	**(478.0)**	**(1,505.0)**	**(1,477.1)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(86.3)	(29.9)	(39.6)	(35.2)	(70.5)	(155.8)	(147.9)
Annuities	(59.8)	(33.7)	(34.0)	(44.2)	(27.4)	(127.5)	(94.3)
Investment Management	-	-	-	-	-	-	-
Individual Life	(63.3)	(44.0)	(42.5)	(4.4)	82.2	(149.8)	(1.3)
Employee Benefits	(8.6)	(5.1)	(4.6)	(3.1)	(12.3)	(18.3)	(25.6)
Total net amortization of DAC/VOBA	**(218.0)**	**(112.7)**	**(120.7)**	**(86.9)**	**(28.0)**	**(451.4)**	**(269.1)**
Total Ongoing Business	**(218.0)**	**(112.7)**	**(120.7)**	**(86.9)**	**(28.0)**	**(451.4)**	**(269.1)**
Adjustments							
Sales inducements amortization and unlocking	(13.7)	(9.0)	(7.2)	(9.6)	(4.8)	(29.9)	(20.7)
FAS 113 and SOP 03-1 amortization and unlocking	(25.2)	(15.1)	0.2	(18.0)	(113.5)	(40.1)	(120.6)
Unearned revenue reserve amortization and unlocking	15.4	2.6	(0.8)	(18.2)	(10.1)	17.2	(6.2)
Other	3.4	(0.2)	(0.1)	0.1	(0.2)	3.1	(0.6)
Total adjustments	**(20.1)**	**(21.7)**	**(7.9)**	**(45.7)**	**(128.6)**	**(49.7)**	**(148.1)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(238.1)**	**(134.4)**	**(128.6)**	**(132.6)**	**(156.6)**	**(501.1)**	**(417.2)**

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Voya Financial
Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to businesses exited through reinsurance where assets are retained on The Company's balance sheet:

	Balances as of				
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
Security Sector					
U.S. Government agencies and authorities	82.5	61.9	71.1	70.3	64.7
U.S. Corporate - Public	1,337.8	1,353.0	1,411.8	1,397.3	1,379.4
Foreign Government / Agency	-	-	-	-	-
Foreign Corporate - Public	183.0	192.3	203.6	201.4	216.1
State, municipalities and political subdivisions	105.4	106.5	114.1	112.7	109.2
Residential mortgaged-backed securities:					
Agency	55.6	61.5	68.1	70.0	73.3
Non - Agency	76.6	79.1	88.0	99.1	102.9
Total Residential mortgage-backed securities	**132.2**	**140.6**	**156.1**	**169.1**	**176.2**
Commercial mortgage-backed securities	124.1	69.0	74.6	81.4	95.8
Other asset-backed securities	42.8	93.4	93.2	93.0	94.0
Total fixed maturities, including securities pledged	**2,007.8**	**2,016.7**	**2,124.5**	**2,125.2**	**2,135.4**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of September 30, 2015
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	55.6	55.6	-	-	-	-	-
Non - Agency	76.6	-	-	-	0.3	0.1	76.2
Total Residential mortgage-backed securities	**132.2**	**55.6**	**-**	**-**	**0.3**	**0.1**	**76.2**
Commercial mortgage-backed securities	124.1	16.2	51.1	26.8	18.1	5.1	6.8
Other asset-backed securities	42.8	9.6	18.8	3.1	11.3	-	-
Total Structured securities	**299.1**	**81.4**	**69.9**	**29.9**	**29.7**	**5.2**	**83.0**
Non-structured securities	1,708.7	133.7	198.4	816.2	558.9	1.5	-
Total fixed maturities securities	**2,007.8**	**215.1**	**268.3**	**846.1**	**588.6**	**6.7**	**83.0**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of June 30, 2015
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	61.5	61.5	-	-	-	-	-
Non - Agency	79.1	-	-	-	0.4	0.1	78.6
Total Residential mortgage-backed securities	**140.6**	**61.5**	**-**	**-**	**0.4**	**0.1**	**78.6**
Commercial mortgage-backed securities	69.0	24.4	3.7	9.7	19.0	5.3	6.9
Other asset-backed securities	93.4	15.7	24.2	41.8	11.7	-	-
Total Structured securities	**303.0**	**101.6**	**27.9**	**51.5**	**31.1**	**5.4**	**85.5**
Non-structured securities	1,713.7	115.6	187.9	840.3	567.0	2.9	-
Total fixed maturities securities	**2,016.7**	**217.2**	**215.8**	**891.8**	**598.1**	**8.3**	**85.5**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of September 30, 2015
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	55.6	55.6	-	-	-	-	-
Non - Agency	76.6	76.5	-	-	0.1	-	-
Total Residential mortgage-backed securities	**132.2**	**132.1**	**-**	**-**	**0.1**	**-**	**-**
Commercial mortgage-backed securities	124.1	121.8	2.3	-	-	-	-
Other asset-backed securities	42.8	42.8	-	-	-	-	-
Total Structured securities	**299.1**	**296.7**	**2.3**	**-**	**0.1**	**-**	**-**
Non-structured securities	1,708.7	1,148.7	558.5	1.5	-	-	-
Total fixed maturities securities	**2,007.8**	**1,445.4**	**560.8**	**1.5**	**0.1**	**-**	**-**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of June 30, 2015
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	61.5	61.5	-	-	-	-	-
Non - Agency	79.1	79.0	-	-	0.1	-	-
Total Residential mortgage-backed securities	**140.6**	**140.5**	**-**	**-**	**0.1**	**-**	**-**
Commercial mortgage-backed securities	69.0	69.0	-	-	-	-	-
Other asset-backed securities	93.4	93.4	-	-	-	-	-
Total Structured securities	**303.0**	**302.9**	**-**	**-**	**0.1**	**-**	**-**
Non-structured securities	1,713.7	1,144.2	566.6	2.9	-	-	-
Total fixed maturities securities	**2,016.7**	**1,447.1**	**566.6**	**2.9**	**0.1**	**-**	**-**

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Page 70 of 70

Voya Financial Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A	A	A2
Voya Insurance and Annuity Company	A	A	A	A2
Midwestern United Life Insurance Company	A-	NR	A	NR
ReliaStar Life Insurance Company	A	A	A	A2
ReliaStar Life Insurance Company of New York	A	A	A	A2
Security Life of Denver Insurance Company	A	A	A	A2
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB+	BBB	Baa2
Long-Term Senior Unsecured Debt	bbb	BBB	BBB	Baa2
Junior Subordinated Debt	bb+	BB+	BB+	Baa3 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB	Baa2

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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VOYA FINANCIAL